DELAWARE
INVESTMENTS
===========


                                      Voyageur Closed-End Municipal Bond Funds:

                                 Minnesota Municipal Income Funds I, II and III
                                                  Arizona Municipal Income Fund
                                          Florida Insured Municipal Income Fund
                                         Colorado Insured Municipal Income Fund







Tax-Exempt Income





                          (Tax-Exempt Income Artwork)




                                                             2000 ANNUAL REPORT

                      A TRADITION OF SOUND INVESTING SINCE 1929


TABLE OF CONTENTS

Letter to Shareholders                   1

Portfolio Management
Review                                   3

Financial Statements

  Statements of Net Assets              11

  Statements of Operations              24

  Statements of Changes in
  Net Assets                            25

  Financial Highlights                  26

  Notes to Financial
  Statements                            32

  Report of Independent
  Auditors                              35

Investment Objectives and Strategies

Each of the six Funds in this report is a closed-end management investment company whose shares trade on the American Stock Exchange (ASE) in New York. Each Fund seeks to provide current income exempt from both regular federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, Florida Insured Municipal Income Fund seeks investments that enable its shares to be exempt from Florida's tangible personal property tax. Each Fund seeks to achieve its objective by investing at least 80% of its net assets in investment grade, tax-exempt municipal obligations.

Investment Adviser
Delaware Management Company (Delaware Management) has been the Funds' investment adviser since May 1, 1997. Delaware Management is a part of Lincoln Financial Group, one of America's largest publicly held diversified financial services companies, with global insurance operations and more than $141 billion in assets under management as of March 31, 2000.

As of March 31, 2000, Delaware Management manages approximately $46 billion for mutual fund shareholders and institutional investors such as pension plans and foundations. In addition to the six closed-end funds in this report, Delaware Management also manages closed-end equity funds traded on the New York Stock Exchange.

Leveraging
Each of the six Funds in this report uses leveraging, a tool that is not usually used by open-ended mutual funds and one that can be an important contributor to each Fund's income and capital appreciation potential. Of course, there is no guarantee that leveraging will benefit any of the Funds. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. Delaware believes this volatility risk is reasonable given the benefits of higher income potential.

Dear Shareholder

May 12, 2000

Recap of Events - Economic activity in the United States continues to move along ahead of expectations. An improving global economic outlook further enhances the prospect of continued strong economic growth in the U.S. During the last 12 months, U.S. interest rates, as measured by the short and intermediate Treasury bond market, rose and Treasury bond prices fell significantly. Interest rates rose for two reasons. First, there was a perception that inflation would increase. Second, the Federal Reserve was actively raising short-term interest rates in an effort to thwart inflation. Each time Federal Reserve Chairman Alan Greenspan addressed the media and spoke of a more restrictive monetary policy, it tended to rattle the bond markets further.

The booming stock market created a strong wealth effect (the tendency to spend more when your stocks are rising) during this period. Alan Greenspan commented recently that the wealth effect has mitigated the effects of the interest rate hikes the Fed has initiated. While inflation has remained low, concerns persist about the long term. The Fed's primary goal is to keep inflation under control. The U.S. economy, as measured by the Gross domestic product (GDP), grew at an annual rate of 5.4% in the first quarter 2000 (Source: Bloomberg). We believe the Fed will continue to increase short-term interest rates until the economy slows to an annual growth rate of between 3.0% and 3.5%, diminishing the risk of inflation.

Municipal bonds weathered the turbulence in the fixed-income arena somewhat better than U.S. Treasury securities during the past 12 months. Municipal bond yields steadily increased throughout this time period, but municipal bond prices fluctuated less than U.S. Treasury securities (Source: Bloomberg).

The bond market improved substantially in March of 2000. Bonds rallied strongly, pushing prices higher and yields lower. The rally was most pronounced in the Treasury market, though municipal bonds experienced an improvement as well. The weakness and extreme volatility in the Nasdaq Composite Index (the index that includes many younger technology and small capitalization companies) and technology stocks prompted some investors to seek a safe haven in Treasuries and municipal bonds.

Despite the rally in March, municipal bonds in general, like most fixed-income securities, lost value for the 12 months ended March 31, 2000. Our Closed-End Municipal Bond Funds were no exception - all six Funds were down for the last 12 months. Please see the Portfolio Management Review for a discussion of each Fund's performance.

"We believe fixed-income investments play an important role in well-balanced portfolios, even as stocks continue to capture more attention and a larger share of investors' assets."












(Tax-Exempt Income Artwork)

Market Outlook - We believe fixed-income investments play an important role in well-balanced portfolios, even as stocks continue to capture more attention and a larger share of investors' assets. Looking forward, if the Fed succeeds in slowing economic growth to what it believes is a sustainable pace, we believe income from bonds will begin to look more attractive to investors. In our opinion, tax-exempt municipal bonds, which your Funds hold, continue to offer investors a range of benefits, including:

o Attractive current income that is free from federal, and in some cases, state and local taxes.*

o A high likelihood that interest and principal payments will be made as scheduled.

We realize that the past 12 months have been a difficult period for fixed-income investors. We applaud you for remaining committed to your investment plan. Thank you for your continued confidence in Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Total Returns
For One-Year Period Ended
March 31, 2000

                                                    Total Return     Total Return      Premium (+)/
                                                         at              At            Discount (-)
                                                      Net Asset        Market             As of         ASE
                                                        Value          Value         March, 31, 2000   Symbol
-------------------------------------------------------------------------------------------------------------
Minnesota Municipal Income Fund I                       -2.56%         -12.39%           -3.54%         VMN
-------------------------------------------------------------------------------------------------------------
Minnesota Municipal Income Fund II                      -3.43%         -12.28%           -8.48%         VMM
-------------------------------------------------------------------------------------------------------------
Minnesota Municipal Income Fund III                     -4.57%         -11.70%           -6.45%         VYM
-------------------------------------------------------------------------------------------------------------
Lipper Minnesota Closed-End Municipal
Debt Fund Average (6 funds)                             -2.44%
-------------------------------------------------------------------------------------------------------------
Arizona Municipal Income Fund                           -3.10%         -11.65%           -9.82%         VAZ
-------------------------------------------------------------------------------------------------------------
Colorado Insured Municipal
Income Fund                                             -3.62%         -11.05%           -9.43%         VCF
-------------------------------------------------------------------------------------------------------------
Lipper Other States Closed-End Municipal
Debt Fund Average (19 funds)                            -4.74%
-------------------------------------------------------------------------------------------------------------
Florida Insured Municipal Income Fund                   -3.01%         -15.57%          -18.06%         VFL
-------------------------------------------------------------------------------------------------------------
Lipper Florida Closed-End Municipal
Debt Fund Average (13 funds)                            -4.32%
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                    -0.25%
Lehman Brothers Insured Municipal
Bond Index                                              -0.66%
-------------------------------------------------------------------------------------------------------------
All performance shown above assumes reinvestment of distributions. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives tracked by Lipper Analytical.
Source:  Lipper Analytical Services, Inc. The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Past performance does not guarantee future results.
-------------------------------------------------------------------------------------------------------------
* A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

                           PORTFOLIO MANAGEMENT REVIEW

Elizabeth H. Howell
Senior Portfolio Manager
Minnesota Municipal Income Funds I, II, III

Andrew M. McCullagh, Jr.
Senior Portfolio Manager
Arizona Municipal Income Fund
Colorado Insured Municipal
Income Fund

Patrick P. Coyne and
Mitchell L. Conery
Senior Portfolio Managers
Florida Insured Municipal
Income Fund

May 12, 2000

Overview
Over the last 12 months, we have witnessed a combination of market events that have pushed municipal bond yields higher and prices lower. Concerns related to year 2000 computer issues helped to reduce the amount of municipal bonds being issued toward the end of 1999. Most municipalities issued bonds earlier in the year and sat out the end of the year. In addition, investors' interest in municipal bonds was minimal compared to their intense attention to the equity markets.

In spite of the reduced supply of new bonds at year-end, the total supply of municipal bonds was ample and that gave us the opportunity to select bonds for our funds that have solid credit ratings and the potential for future price appreciation. Based on value measures, the relationship of municipal bonds to Treasury bonds vacillated throughout the year. In our view, municipal bonds offered better relative value for much of the time.

Portfolio Highlights
Minnesota Municipal Income Funds I, II and III performed less favorably than both the unmanaged Lehman Brothers Municipal Bond Index and the average return of funds in the Lipper Minnesota Closed-End Municipal Fund Average.

During the year, we set out to improve the call protection of the portfolios, which protects us against bonds being redeemed early by their issuers. We believe the Funds are well positioned to benefit should long-term interest rates decline. Interest rates for longer term Treasury bonds, which are determined by market demand rather than the Fed, fell during the first quarter of 2000. We expect to see a continuation of this trend, as the Fed succeeds in slowing the U.S. economic growth rate. We believe such an environment would be very favorable for bond investors.

We believe the bonds that we selected have the potential to improve total return and provide a competitive income stream. The majority of the Funds' assets were invested in high-quality healthcare, housing and power authority issues. Within these categories, we focused on bonds with strong credit ratings that were selling for less than their face value.

As of March 31, a significant portion of each Fund's holdings were invested in what are called pre-refunded/escrowed to maturity bonds (27% of Minnesota Municipal Income Fund I; 30% of Minnesota Municipal Income Fund II; 24% of Minnesota Municipal Income Fund III). Issuers often pre-refund their bonds when interest rates are low in order to reduce their interest costs. Pre-refunded bonds help the Fund because:

o The credit quality of the bonds typically increases because of the high quality of the escrow account.

o The price usually increases because the bond is now backed by U.S. Treasuries and will be retired before its stated maturity date.

o In general, prices for these bonds are less sensitive to interest rate fluctuations because of their shorter duration.

In most cases, once a bond is pre-refunded we continue to hold it. This normally allows the Fund to collect an attractive level of current income and benefit from better protection of principal. Pre-refunded bonds performed especially well in the rising interest rate environment that we've experienced over the last six months.

Investor concerns about bond returns have kept demand for bonds low for most of our fiscal period. In addition, the extraordinary returns available in the equity markets continue to draw investors' attention, diverting investment dollars from bond investors. In this environment, all three Minnesota funds traded at a discount to net asset value as of March 31, 2000 - Fund I at a 3.54% discount, Fund II at a 8.48% discount, and Fund III at a 6.45% discount.

Our credit outlook for Minnesota's municipal bonds remains positive. The Minnesota economy continues to steam ahead and is one of the strongest and most diverse in the nation. Minnesota has maintained growth in many traditional sectors and is experiencing strong growth in several emerging industries. For example, Minnesota's Medical Alley is the home to many thriving medical technology companies, including 3M, Medtronic, St. Jude, Guidant/CPI, and SciMed Life. The municipal bonds in our three Funds continue to look financially sound and we believe will continue to be able to pay their interest as a result of the state's economic strength.

Going forward, we continue to manage the Minnesota Municipal Income Funds for the long term. We remain committed to purchasing high quality bonds and striving to achieve strong long-term total returns.

MINNESOTA MUNICIPAL INCOME FUNDS I, II, III
-------------------------------------------

FUND BASICS
-----------

Fund Objectives
The Funds seek to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.


Total Fund Assets
Fund I           $56.49 million
Fund II          $158.57 million
Fund III         $38.07 million

Number of Holdings
Fund I           42
Fund II          69
Fund III         29

Fund Start Date
Fund I: May 1, 1992
Fund II: February 26, 1993
Fund III: October 29, 1993

Your Fund Manager
Elizabeth H. Howell joined Delaware Investments via its acquisition of Voyageur Fund Managers in 1997. She previously held management positions at Windsor Financial Group, Loomis Sayles and Eaton Vance Management. She holds a bachelor's degree from Skidmore College, an MBA from Babson College and is a member of the Twin Cities Securities Analysts Society.

Bond Quality and Portfolio Highlights
March 31, 2000                       Fund I        Fund II        Fund III
-------------------------------------------------------------------------------
AAA                                  58.17%         48.39%          58.75%
AA                                    9.88%         19.18%           5.80%
A                                    14.24%         17.20%          21.39%
BBB                                   3.08%          4.31%           5.39%
Unrated                              14.63%         10.92%           8.67%
-------------------------------------------------------------------------------
Average Quality                        AA             AA              AA
Average Effective Maturity           14.61%        19.92 years     22.99 years
Average Effective Duration           10.02%        12.32 years     14.73 years
Current Yield at Market Price         9.57%          9.69%           9.88%
Amount of Leveraging (Millions)     $20 million    $60 million     $15 million
-------------------------------------------------------------------------------

Approximately 18.93%, 19.75% and 10.74% of the income generated by Minnesota Municipal Income Funds - I, II and III respectively, for the 12 months ended March 31, 2000, was subject to the federal alternative minimum tax.


Asset Mix
March 31, 2000                       Fund I       Fund II       Fund III
-------------------------------------------------------------------------------
Housing                              20.95%        21.17%         14.43%
-------------------------------------------------------------------------------
Pre-Refunded
Bonds/Escrowed to Maturity           26.85%        30.15%         24.17%
-------------------------------------------------------------------------------
Power Authority                      16.60%        10.40%          8.51%
-------------------------------------------------------------------------------
Hospitals                            15.84%        14.27%         20.30%
-------------------------------------------------------------------------------
General Obligation                    5.60%         4.05%          1.84%
-------------------------------------------------------------------------------
Higher Education                      7.38%         9.15%          6.12%
-------------------------------------------------------------------------------
Water & Sewer                         5.81%         2.22%         10.81%
-------------------------------------------------------------------------------
Transportation                        -             3.60%          4.90%
-------------------------------------------------------------------------------
Pollution Control                     -             2.87%          2.39%
-------------------------------------------------------------------------------
City Agency                           -             0.22%          2.30%
-------------------------------------------------------------------------------
Continuing Care/Retirement            -             -              2.71%
-------------------------------------------------------------------------------
Other Assets                          0.97%         1.90%          1.52%
-------------------------------------------------------------------------------

Arizona Municipal Income Fund
Asset Mix as of March 31, 2000

Pre-Refunded Bonds/Escrowed to Maturity 6.01%
  Territorial 4.53%
    Leases/Certificates of Participation 3.66%
      Highway 3.58%
        Power Authority 2.49%
          Industrial Development 2.04%
            Higher Education 1.56%
              Other Assets 1.34%
                Housing 24.30%
                  General Obligation 13.69%

                                [GRAPHIC OMITTED]

                     Hospitals 9.86%
              Miscellaneous 9.58%
    Water & Sewer 8.93%
Transportation 8.43%

FUND BASICS
-----------

Fund Objectives
The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona state personal income tax, consistent with the preservation of capital.

Total Fund Assets
$66.76 million

Number of Holdings
43

Fund Start Date
February 26, 1993

Your Fund Manager
Andrew M. McCullagh earned a bachelor of science degree at Washington College and a graduate certificate in public finance from the University of Michigan. He joined Delaware Investments via its acquisition of Voyageur Fund Managers in 1997. Previously he was the founder and executive vice president of the Colorado Double Tax-Exempt Fund.

Arizona Municipal Income Fund
The Arizona State economy continued to grow throughout the last 12 months. Arizona is projected to remain the second fastest growing state in the nation through 2003. The state boasts a diverse and expanding economy with rapid population and employment growth, a strong credit rating and moderately low debt (Source: Standard & Poor's).

The job growth rate in Arizona was the highest in the nation as of February, 2000 (Source: Standard & Poor's). This economic expansion, along with an increasing need for schools, roads and housing, sets an attractive stage for Arizona municipal bond investors throughout the year 2000.

Throughout the first half of fiscal 2000, we lengthened Arizona Municipal Income Fund's duration. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. Our goal was to increase the Fund's income potential to the greatest extent consistent with preservation of capital. Funds with a longer average duration, in our opinion, should perform well over the coming year. Even though we may experience short-term interest rate increases in the next six months, we expect overall long-term interest rates, which are determined by market demand and not the Federal Reserve, to stabilize or decline as compared to the last few months, when interest rates on long-term 30-year U.S. Treasury bonds reached a high of 6.75% on January 18, 2000.

Arizona has traditionally had scarce bond issuance compared to other states. We expect to see even fewer new bond issues in the coming months. As a result, we have had a very limited universe from which to choose. Most of the portfolio is made up of securities issued by two counties: Pima and Maricopa. The municipal bonds in our portfolio continue to look financially sound and we believe they will continue to be able to pay their interest as a result of the state's economic strength. Despite the strength of our portfolio, demand for tax-exempt bonds in Arizona remains low, depressing our share price. In this environment, Arizona Municipal Income Fund returned a disappointing -3.10% at net asset value for the 12-month period ended March 31, 2000.

Portfolio Characteristics
As of March 31, 2000

Current Yield at Market Price                                              9.22%
--------------------------------------------------------------------------------
Average Effective Duration                                           11.97 years
--------------------------------------------------------------------------------
Average Effective Maturity                                           19.96 years
--------------------------------------------------------------------------------

Approximately 16.19% of the income generated by Arizona Municipal Income Fund for the 12 months ended March 31, 2000 was subject to the federal alternative minimum tax.

FUND BASICS
-----------

Fund Objective
The Fund seeks to provide current income exempt from both regular federal income tax consistent with the preservation of capital. The Fund will also seek to maintain its portfolio so that the Fund's shares will be exempt from the Florida intangible personal property tax.

Total Fund Assets
$54.73 million

Number of Holdings
34

Fund Start Date
February 26, 1993

Your Fund Managers
Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in Finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1989.

Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in Finance from the State University of New York in Albany. Prior to joining Delaware Investments in 1997, he served as a Municipal Bond Investment Officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Florida Insured Municipal Income Fund had a total return of -3.01% at net asset value (capital change with reinvested dividends) for the 12-month period ended March 31, 2000. During this difficult period, we succeeded in preserving capital to a greater degree than the Fund's peer group, represented by the Lipper Florida Closed-End Municipal Debt Fund Average, which had a -4.32% average return for the same 12-month period. The Fund, however, did not keep pace with its benchmark, the Lehman Brothers Insured Municipal Bond Index, which returned -0.66%.

Over the last 12 months, Florida Insured Municipal Income Fund's average duration increased from 5.9 years to 12.2 years. Duration is a common measure of a bond or bond fund's sensitivity to interest rates. The longer the duration, the more the bond's price will change for a given increase or decrease in interest rates. Duration increased for two reasons: We added more discount bonds to the portfolio in order to preserve income in a rising interest rate environment. The increased duration was also a function of the higher interest rates. In the lower interest rate environment of 1999, most of the securities in the Fund were priced as premium bonds with shorter duration. As interest rates rose throughout the year, prices of these securities declined and the bonds were priced at their face value or below. Discount bonds have longer durations than premium bonds because they have longer effective maturities and are less likely to be retired before their stated maturity.

As mandated by the Fund's investment policies, Florida Insured Municipal Income Fund continues to invest exclusively in insured municipal bonds rated AAA by Moody's or Standard & Poor's, the highest credit rating available.

As of December 31, 1999, approximately 54% of all new municipal bonds issued in Florida were insured, more than in most states (Source: The Bond Buyer). This provides us with a large pool of securities from which to select your Fund's issues. Demand for insured municipal bonds, which guarantee the payment of principal and interest, remained strong in Florida over the past 12 months.

We also continue to leverage this Fund. Although leveraging exposes the Fund to a higher degree of interest rate risk, it also increases the Fund's income potential when interest rates remain relatively stable. We expect interest rates to increase only slightly over the coming months. This trend should, in our opinion, create a positive scenario for the Fund in the coming months.

Florida Insured Municipal
Income Fund
Asset Mix
March 31, 2000

Higher Education 5.00%
  Airports 4.71%
    General Obligations 3.40%
      Power Authority 2.30%
        Other Assets 1.79%
          Pre-Refunded Bonds/
           Escrowed to Maturity 21.92%

              [GRAPHIC OMITTED]

           Other Revenue 19.27%
        Housing 11.70%
      Hospitals 11.04%
  School District 10.61%
Water & Sewer 8.26%


During the year, we increased our holdings in higher coupon bonds and reduced our exposure to bonds with 5.25% to 5.5% coupons. Holding bonds with a higher coupon increases total income and reduces price sensitivity. We also purchased bonds issued by the Florida Board of Education, a Florida general obligation bond, increasing the Fund's holdings of general obligation issues to 3.40%.

We continue to hold a large portion of the Fund's assets in pre-refunded bonds. Pre-refunded bonds, which are issued by municipalities to refinance existing debt at lower interest rates, are generally rated AAA and are backed by U.S. government bonds held in escrow. We held onto these bonds because they continue to generate high levels of income for the Fund. As they approach their maturity date, we will sell them and seek to replace them with comparable yielding bonds. As of March 31, 2000, pre-refunded bonds accounted for 21.9% of net assets.


Portfolio Characteristics
As of March 31, 2000

Current Yield at Market Price                                              8.87%
--------------------------------------------------------------------------------
Average Effective Duration                                           12.20 years
--------------------------------------------------------------------------------
Average Effective Maturity                                           19.09 years
--------------------------------------------------------------------------------

Approximately 16.58% of the income generated by Florida Insured Municipal Income Fund for the 12 months ended March 31, 2000 was subject to the federal alternative minimum tax.

Colorado Insured Municipal
Income Fund
Asset Mix
March 31, 2000

Leases/Certificates of Participation 10.43%
    Water & Sewer 4.73%
      Pre-Refunded Bonds/
       Escrowed to Maturity 1.89%
         Utility 1.82%
           Pollution 1.42%
              Other Assets 1.36%
                Transportation 23.21%

             [GRAPHIC OMITTED]

                Higher Education 17.45%
              General Obligation 16.28%
      Hospitals 10.90%
   Housing 10.51%


FUND BASICS
-----------

Fund Objectives
The Fund seeks to provide current income exempt from both regular federal income tax and from Colorado state income tax, consistent with the preservation of capital.

Total Fund Assets
$107.09 million

Number of Holdings
43

Fund Start Date
July 29, 1993

Your Fund Manager
Andrew M. McCullagh

Colorado Insured Municipal Income Fund
Colorado's robust economy helped fuel a growth rate that was twice the national rate. The third fastest growing state in the nation, Colorado exhibits strong personal income growth, large job gains and healthy residential construction (Source: Colorado Economic Chronicle).

Hospital revenue bonds have been a strong focus for this Fund over the past few years. Historically, hospital and other medical bonds tend to perform well during a healthy economy. Recently, however, this has not been the case. As the U.S. government cuts funding for medical programs, hospital revenues have begun to decline. For this reason, over the past few months we have reduced our exposure to these securities and increased the Fund's holdings of transportation revenue bonds.

We restructured the portfolio by consolidating our positions of certain holdings and by reducing our holdings of bonds that were likely to be called in the near future. We replaced those bonds with others that had 10-year call protection, meaning the issuer cannot redeem them for 10 years.

Base on net asset value, Colorado Insured Municipal Income Fund was able to preserve capital to a greater extent than its peers in the Lipper Other States Closed-End Municipal Debt Fund Average for the 12-month period ended March 31, 2000.

Consistent with its investment strategy, the Fund invests exclusively in Colorado insured municipal bonds rated AAA by Moody's or Standard & Poor's, the highest credit quality available. As always, we strive to seek a high level of current income free of federal and state income taxes for residents of Colorado.

When selecting new securities, we utilize the following strategies for the Fund:

o A bottom-up, research-intensive strategy - We start by evaluating specific bonds rather than focusing on bond sectors, and

o A value-oriented focus - We strive to select specific bonds that are selling below fair market value.

Portfolio Characteristics
As of March 31, 2000

Current Yield at Market Price                                              9.04%
--------------------------------------------------------------------------------
Average Effective Duration                                           15.11 years
--------------------------------------------------------------------------------
Average Effective Maturity                                           25.19 years
--------------------------------------------------------------------------------

None of the income generated by Colorado Insured Municipal Income Fund for the 12 months ended March 31, 2000 was subject to the federal alternative minimum tax.

"REGARDLESS OF MARKET CONDITIONS, MUNICIPAL BOND FUNDS HAVE THE POTENTIAL TO OFFER VALUABLE ASSET ALLOCATION BENEFITS WITHOUT ADDING TO
YOUR TAXABLE INVESTMENT INCOME."

Outlook
The U.S. seems to be the engine of growth for the entire world at this time. We believe strong forward momentum for the U.S. economy is likely to result in solid growth for the remainder of this year. We don't think this will create an inflationary environment if labor productivity can maintain respectable gains.

The Federal Reserve has been on a path of increasing short-term interest rates. There have been five one-quarter point increases in short-term interest rates since June 1999. Clearly, the Federal Reserve's goal is to slow the pace of the U.S. economic climate to what it believes is a non-inflationary rate of growth.

We have seen some slowdown in the economy and the equity markets, as evidenced by a decline in the Dow Jones Industrial Average, which is down -0.44% since June, 1999 when the Fed began raising interest rates. If equity markets remain subdued we think longer term bonds--including municipal bonds--could begin to attract investors' attention once again and potentially increase in price.

Regardless of market conditions, municipal bond funds have the potential to offer valuable asset allocation benefits without adding to your taxable investment income. In our view, investors seeking to diversify their portfolios will continue to find attractive opportunities in municipal bonds and municipal bond funds in the years to come.

Dividend Reinvestment Plans
Each Fund offers an automatic dividend reinvestment program. If Fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, Norwest Bank, Minnesota, NA at
1.800.468.9716. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your financial adviser or the broker/dealer holding the shares.

Under the Funds' current policies, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to the shareholders by the dividend plan agent.

After each Fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The Funds will not issue any new shares in connection with the plan.

Statements of Net Assets

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
----------------------------------------------

                                                       Principal      Market
March 31, 2000                                           Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.03%
General Obligation Bonds - 5.60%
Minneapolis Refunding (Laurel Village)
   6.00% 3/1/16 ....................................   $1,600,000  $1,621,648
Minneapolis St. Paul Metro Airport
   Commission 6.60% 1/1/11 (AMT) ...................    1,500,000   1,541,355
                                                                   ----------
                                                                    3,163,003
                                                                   ----------
Higher Education Revenue Bonds - 7.38%
Minnesota Higher Education Facility
   (St.Thomas University) Series 3-C
   6.25% 9/1/16 ....................................    1,000,000   1,010,080
Minnesota State University Board
   (State University System) Series A
   6.05% 6/30/18 ...................................      250,000     251,318
Northfield, Minnesota (St. Olaf College)
   6.30% 10/1/12 ...................................    1,075,000   1,120,053
   6.40% 10/1/21 ...................................    1,750,000   1,788,885
                                                                   ----------
                                                                    4,170,336
                                                                   ----------
Hospital Revenue Bonds- 15.84%
Bloomington Health Care Facilities
   (Masonic Home Care Center)
   5.875% 7/1/22 ...................................    1,000,000   1,000,450
Duluth Economic Development Authority
   Health Care (Benedictine Health System
   St. Mary's Hospital) Series 1993-C
   6.00% 2/15/20 (Connie Lee) ......................    1,000,000   1,006,600
Duluth Economic Development Authority
   Health Care (St. Luke's Hospital)
   Series 1992-B
   6.40% 5/1/18 (Connie Lee) .......................    1,000,000   1,029,450
Minneapolis Health Care Facility
   (Fairview Hospital) Series 1993-A
   5.25% 11/15/19 (MBIA) ...........................    1,500,000   1,407,345
Minneapolis Hospital System (Fairview
   Hospital) Series 1991-A
   6.50% 1/1/11 (MBIA) .............................    2,210,000   2,311,329
St. Cloud Hospital Facilities Revenue
   for St. Cloud Hospital
   5.30% 10/1/20 (AMBAC) ...........................    1,500,000   1,409,040
St. Paul Housing & Redevelopment
   Authority Health Care Facility
   (Regions Hospital Project)
   5.30% 5/15/28 ...................................    1,000,000     783,820
                                                                   ----------
                                                                    8,948,034
                                                                   ----------
Housing Revenue Bonds - 20.95%
Brooklyn Center Multifamily Housing
   (Four Courts Apartments)
   7.50% 6/1/25 (AMT) ..............................    1,800,000   1,761,912

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds (continued)
 Minnesota Housing Finance Agency Single
    Family Mortgage Series 1992-G
    7.45% 7/1/22 (AMT) (FHA) .......................  $   480,000  $  493,483
 Minnetonka Housing Facilities
    (Beacon Hill Project) 7.70% 6/1/25 .............    2,725,000   2,744,402
 New Brighton Multifamily Mortgage
    (Polynesian Village Apartments)
    Series 1995-A 7.60% 4/1/25 (AMT) ...............    1,400,000   1,418,844
 St. Anthony Multifamily Housing
    Development (Autumn Woods Project)
    6.875% 7/1/22 (Asset Guaranty) .................    2,265,000   2,347,333
 St. Paul Housing & Redevelopment
    Authority Multifamily Housing
    (Pointe of St. Paul Project)
    Series 1992 6.60% 10/1/12 (FNMA) ...............    2,950,000   3,068,000
                                                                   ----------
                                                                   11,833,974
                                                                   ----------
 Power Authority Revenue Bonds - 16.60%
 Bass Brook, Minnesota Power & Light
    6.00% 7/1/22 ...................................    2,575,000   2,456,344
 Northern Minnesota Municipal Power
    Agency Electric System
    Series A 5.00% 1/1/21 ..........................    1,500,000   1,339,560
    Series B 5.50% 1/1/18 (AMBAC) ..................    1,250,000   1,226,300
 Puerto Rico Electric Power Authority
    Series EE 4.75% 7/1/24 .........................    1,100,000     940,830
 Southern Minnesota Municipal Power Agency
    5.00% 1/1/16 (FGIC) ............................      580,000     534,731
    5.50% 1/1/15 (AMBAC) ...........................      610,000     609,945
 Western Minnesota Municipal Power
    Agency Series A 5.50% 1/1/15 (MBIA) ............    2,275,000   2,270,245
                                                                   ----------
                                                                    9,377,955
                                                                   ----------
*Pre-Refunded Bonds / Escrowed to Maturity - 26.85%
 Dakota & Washington Counties Housing
    & Redevelopment Authority Single
    Family Mortgage Revenue
    8.375% 9/1/21 (Escrowed to
    Maturity) (AMT) (GNMA) .........................    2,555,000   3,337,724
 Duluth Economic Development Authority
    Health Care (Duluth Clinic) Series 1992
    6.30% 11/1/22-02 (AMBAC) .......................    1,270,000   1,340,231
    6.30% 11/1/22-04 (AMBAC) .......................      730,000     772,909
 Edina Recreational Facilities Series 1992-A
    6.00% 1/1/09-02 ................................      305,000     310,347
    6.00% 1/1/10-02 ................................      320,000     325,610
 Minneapolis & St. Paul Housing &
    Redevelopment Authority Health Care
    6.75% 8/15/14 ..................................      500,000     514,410

                                                         Principal    Market
March 31, 2000                                            Amount      Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded Bonds / Escrowed to Maturity (continued)
  Minnesota Higher Education Revenue
   Series 3-J (Macalester College)
   6.40% 3/1/22-02 .................................   $1,000,000  $1,029,120
  Minnesota Public Facilities Authority
   (Water Pollution Control) Series 1992
   6.50% 3/1/14-02 .................................    1,500,000   1,576,605
  Puerto Rico Commonwealth
   6.00% 7/1/26-07 .................................    2,000,000   2,171,540
  St. Cloud Hospital
   6.75% 7/1/15-01 (AMBAC) .........................    1,000,000   1,045,650
  St. Francis Independent School District #15
   6.30% 2/1/11-06 (FSA) ...........................    1,250,000   1,312,438
  Southern Minnesota Municipal Power Agency
   5.50% 1/1/15 (AMBAC)
   (Escrowed to Maturity) ..........................      390,000     395,966
   5.75% 1/1/11 (FGIC)
   (Escrowed to Maturity) ..........................    1,000,000   1,031,640
                                                                   ----------
                                                                   15,164,190
                                                                   ----------
  Water & Sewer Revenue Bonds - 5.81%
  Anoka County Solid Waste Disposal
   National Rural Co-op Utility
   6.95% 12/1/08 (AMT) .............................    1,000,000   1,023,140
**Minnesota Public Facilities Authority Water
   Pollution Control Revenue, Inverse Floaters
   5.01% 3/1/16 ....................................    1,000,000     792,020
   5.16% 3/1/17 ....................................    1,855,000   1,469,865
                                                                   ----------
                                                                    3,285,025
                                                                   ----------
  Total Municipal Bonds
   (cost $54,485,277) ..............................               55,942,517
                                                                   ----------

                                                                      Market
                                                                      Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 99.03%
   (cost $54,485,277) ..............................              $55,942,517
Receivables and Other Assets
   Net of Liabilities - 0.97% ......................                  545,778
                                                                  -----------
Total Net Assets - 100.00% .........................               56,488,295
Liquidation Value of Preferred Stock ...............              (20,000,000)
                                                                  -----------
Net Assets Applicable to 2,594,700
   Common Shares ($0.01 Par Value)
   Outstanding .....................................              $36,488,295
                                                                  ===========
Net Asset Value per Common Share
   ($36,488,295 / 2,594,700 shares) ................                   $14.06
                                                                  -----------
----------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect March 31, 2000.

Summary of Abbreviations:
AMBAC - Insured by the American Municipal Bond Assurance Corporation AMT - Subject to Alternative Minimum Tax
Asset Guaranty - Insured by the Asset Guaranty Insurance Company
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

Components of Net Assets at March 31, 2000:
Common stock, $0.01 par value, 200 million
    shares authorized to the Fund ..................              $35,426,740
Preferred stock, $0.01 par value, 1 million
   shares authorized to the Fund ...................               20,000,000
Distributions in excess of net
   investment income ...............................                  (60,604)
Accumulated net realized loss
   on investments ..................................                 (335,081)
Net unrealized appreciation
   of investments ..................................                1,457,240
                                                                  -----------
Total net assets ...................................              $56,488,295
                                                                  ===========

                             See accompanying notes

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.

                                                         Principal      Market
March 31, 2000                                             Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds - 98.98
  City Agencies - 0.22%
  Minneapolis Community Development
   Agency - Supported Development
   Revenue Limited Tax
   Common Bond Fund Series 5
   5.70% 12/1/27 ...................................  $   375,000  $  352,665
                                                                   ----------
                                                                      352,665
                                                                   ----------
  General Obligation Bonds - 4.05%
  Becker Refunding Tax Increment Series D
   6.25% 8/1/15 (AMT)(MBIA) ........................    3,700,000   3,777,367
**Minnesota State Public Facilities Authority
   Water Pollution Control Revenue,
   Inverse Floater 5.794% 11/1/17 ..................      570,000     496,185
  Rosemount Independent School
   District #196 Series A 5.70% 4/1/12 .............    1,270,000   1,307,567
  St. Paul Tax Increment (Block 39 Project)
   Series A 4.75% 2/1/25 ...........................    1,000,000     846,820
                                                                   ----------
                                                                    6,427,939
                                                                   ----------
  Higher Education Revenue Bonds - 9.15%
  Minnesota Higher Education Facility
   (Macalester College) Series C
   5.55% 3/1/16 ....................................    1,250,000   1,250,988
  Minnesota State Higher Education
   Facility (St. Thomas University)
   Series 3-R2 5.60% 9/1/14 ........................      275,000     276,254
   Series B 3-R1 5.60% 10/1/15 .....................    1,050,000   1,049,990
   Series 4A-1 5.625% 10/1/21 ......................    1,000,000     975,060
  Minnesota State University Board
   (State University System)
   Series 1993-C 5.60% 6/30/16 (MBIA) ..............    3,115,000   3,122,009
   Series 1993-C 5.60% 6/30/19 (MBIA) ..............    3,720,000   3,693,662
   Series 1993-A 6.10% 6/30/23 .....................    1,150,000   1,156,061
  University of Minnesota Series A
   5.50% 7/1/21 ....................................    3,000,000   2,992,260
                                                                   ----------
                                                                   14,516,284
                                                                   ----------
  Hospital Revenue Bonds - 14.27%
  Bloomington Health Care Facilities
   (Masonic Home Care Center)
   5.875% 7/1/22 (AMBAC) ...........................    4,000,000   4,001,800
  Brainerd Evangelical Lutheran Health
   Care Facilities Series A
   6.65% 3/1/17 (FSA) ..............................    1,195,000   1,242,561
  Duluth Economic Development Authority
   Benedictine Health Systems
   (St. Mary's Hospital) Series C
   6.00% 2/15/20 (Connie Lee) ......................    6,000,000   6,039,600
  Minneapolis Health Care Facility
   (Jones-Harrison Residence Project)
   6.00% 10/1/27 ...................................    2,000,000   1,656,820

                                                        Principal     Market
                                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds (continued)
Minneapolis, St. Paul Housing &
   Redevelopment Authority (Children's
   Health Care) 5.50% 8/15/25 (FSA) ................   $1,500,000 $ 1,419,570
Minnesota Agricultural & Economic
   Development Health Care System
   (Fairview Hospital) Series A
   5.75% 11/15/26 (MBIA) ...........................    4,800,000   4,735,296
Rochester Health Care Facilities
   (Mayo Foundation) Series B
   5.50% 11/15/27 ..................................    3,365,000   3,213,272
St. Paul Housing & Redevelopment
   Authority Health Care Facility Revenue
   (Regions Hospital Project)
   5.30% 5/15/28 ...................................      400,000     313,528
                                                                  -----------
                                                                   22,622,447
                                                                  -----------
Housing Revenue Bonds - 21.17%
Chanhassen Multifamily Housing
   Heritage Park Project
   6.20% 7/1/30 (AMT)(FHA) .........................    1,105,000   1,120,481
Dakota County Housing & Redevelopment
   Authority Multifamily Mortgage
   (Imperial Ridge Project) Series 1993-A
   6.10% 12/15/28 (GNMA) ...........................    1,870,000   1,890,495
Harmony Multifamily Housing (Section 8)
   (Zedakah Foundation Project) Series A
   5.95% 9/1/20 ....................................    1,000,000     992,930
Minnesota Housing Finance Agency
   Multifamily Rental Housing
   Series D 5.90% 2/1/14 ...........................    1,115,000   1,126,540
   Series D 6.00% 8/1/22 ...........................    2,295,000   2,307,209
Minnesota Housing Finance Agency
   Single Family Housing
   Series 1991-A 7.05% 7/1/22 (AMT) ................    1,240,000   1,270,082
   Series 1992-B 6.15% 1/1/26 (AMT) ................    3,530,000   3,535,825
   Series 1992-C2 6.15% 7/1/23 (AMT) ...............    3,575,000   3,584,081
   Series 1994-F 6.30% 7/1/25 ......................    1,495,000   1,518,501
   Series 1994-J 6.95% 7/1/26 (AMT) ................    2,780,000   2,874,993
Minnetonka Housing Facilities
   (Beacon Hill Project)
   7.25% 6/1/09 ....................................    1,225,000   1,217,577
   7.50% 6/1/14 ....................................      760,000     765,457
   7.55% 6/1/19 ....................................    2,365,000   2,376,163
Moorhead Economic Development
   Authority Multifamily Housing
   Development (Eventide)
   Series B 6.00% 6/1/18 ...........................    1,000,000     873,880
New Brighton Multifamily Mortgage
   (Polynesian Village Apartments)
   Series 1995-A 7.60% 4/1/25 ......................    3,820,000   3,871,415

                                                       Principal     Market
March 31, 2000                                           Amount      Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds (continued)
 St. Paul Housing & Redevelopment
   Authority Single Family Mortgage
   6.40% 3/1/21 (FNMA) .............................   $1,320,000 $ 1,353,145
 Stillwater Multifamily Mortgage
   (Stillwater Cottages)
   7.25% 11/1/27 (AMT) .............................    1,540,000   1,466,126
 Waconia Health Care Facilities Revenue
   (Ridgeview Medical Center) Series A
   6.10% 1/1/19 ....................................    1,405,000   1,422,324
                                                                  -----------
                                                                   33,567,224
                                                                  -----------
 Pollution Control Revenue Bonds - 2.87%
 Cloquet, Minnesota Pollution Control
   (Potlatch Corporation Project)
   5.90% 10/1/26 ...................................    5,000,000   4,552,450
                                                                  -----------
                                                                    4,552,450
                                                                  -----------
 Power Authority Revenue Bonds - 10.40%
 Bass Brook Pollution Control Revenue for
   Minnesota Power & Light
   6.00% 7/1/22 ....................................    7,560,000   7,211,635
 Northern Minnesota Municipal Power
   Agency Electric System Series B
   5.50% 1/1/18 (AMBAC) ............................    5,955,000   5,842,093
 Puerto Rico Electric Power Authority
   5.25% 7/1/21 ....................................    2,000,000   1,836,760
 Western Minnesota Municipal
   Power Agency 5.50% 1/1/15 (MBIA) ................    1,605,000   1,601,646
                                                                  -----------
                                                                   16,492,134
                                                                  -----------
*Pre-Refunded Bonds / Escrowed To Maturity - 30.15%
 Buffalo Independent School District
   6.15% 2/1/22-03 (FSA) ...........................    4,030,000   4,142,759
 Dakota & Washington Counties Housing
   & Redevelopment Authority
   Single Family Mortgage
   8.375% 9/1/21 (AMT) (GNMA)
   (Escrowed to Maturity) ..........................    5,500,000   7,184,924
 Detroit Lakes Benedictine Health
   Systems (St. Mary's Hospital)
   6.00% 2/15/19-03 (Connie Lee) ...................    1,250,000   1,312,088
 Duluth Economic Development Authority
   Health Care Facilities (Duluth Clinic)
   6.20% 11/1/12-02 (AMBAC) ........................      720,000     758,088
   6.20% 11/1/12-04 (AMBAC) ........................      280,000     295,322
   6.30% 11/1/22-02 (AMBAC) ........................    3,890,000   4,105,117
   6.30% 11/1/22-04 (AMBAC) ........................      960,000   1,016,429

                                                       Principal       Market
                                                         Amount        Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded Bonds / Escrowed To Maturity (continued)
  Esko Independent School District
   5.65% 4/1/12-05 (FSA) ...........................   $  550,000 $   560,511
  Hawley Independent School District
   5.75% 2/1/17-06 (FSA) ...........................    1,000,000   1,022,710
  Metropolitan Council Sports Facility
   Commission (Hubert H. Humphrey
   Metrodome) 6.00% 10/1/09
   (Escrowed to Maturity) ..........................    2,360,000   2,464,288
  Minneapolis & St. Paul Housing &
   Redevelopment Authority (HealthOne)
   7.40% 8/15/11-00 (MBIA) .........................    2,105,000   2,170,508
  Minnesota Public Facilities Authority
   Water Pollution Control
   6.25% 3/1/16-05 .................................    1,000,000   1,058,630
  Minnesota Public Facilities Authority
   Water Pollution Control Series 1992
   6.50% 3/1/14-02 .................................    3,300,000   3,468,531
  Red Wing Independent School
   District #256
   Series 1993-A 5.70% 2/1/12-03 ...................    2,925,000   2,970,338
   Series 1993-A 5.70% 2/1/13-03 ...................    1,625,000   1,650,188
  St. Paul Housing & Redevelopment
   Authority Sales Tax (Civic Center)
   5.55% 11/1/23 (Escrowed
   To Maturity) ....................................    2,300,000   2,264,235
   5.55% 11/1/23 (MBIA) (Escrowed
   To Maturity) ....................................    4,200,000   4,161,654
  Southern Minnesota Municipal
   Power Agency 5.75% 1/1/18-16 ....................    3,715,000   3,763,889
  Stewartville Independent School
   District #534 5.75% 2/1/17-05 ...................    1,705,000   1,740,038
  Western Minnesota Municipal
   Power Agency 6.625% 1/1/16
   (Escrowed To Maturity) ..........................    1,535,000   1,697,986
                                                                  -----------
                                                                   47,808,233
                                                                  -----------
  Transportation Revenue Bonds - 3.60%
  Puerto Rico Commonwealth Highway
   & Transportation Authority
   5.50% 7/1/26 ....................................    6,000,000   5,704,080
                                                                  -----------
                                                                    5,704,080
                                                                  -----------
  Water & Sewer Revenue Bonds - 2.22%
**Minnesota Public Facilities Authority
   Water Pollution Control
   Revenue, Inverse Floaters
   5.16% 3/1/17 ....................................    1,145,000     907,275
   5.26% 3/1/18 ....................................    1,360,000   1,073,910
   5.26% 3/1/19 ....................................    2,000,000   1,535,920
                                                                  -----------
                                                                    3,517,105
                                                                  -----------

                                                         Principal      Market
March 31, 2000                                             Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
 Other Revenue Bonds - 0.88%
 Burnsville Commercial Development
   Refunding (Holiday Inn Project)
   5.90% 4/1/08 ....................................   $1,430,000  $  1,396,252
                                                                   ------------
                                                                      1,396,252
                                                                   ------------
 Total Municipal Bonds
   (cost $156,788,115) .............................                156,956,813
                                                                   ------------

 Total Market Value of Securities - 98.98%
   (cost $156,788,115) .............................                156,956,813
 Receivables and Other Assets
   Net of Liabilities - 1.02% ......................                  1,616,904
                                                                   ------------
 Total Net Assets - 100.00% ........................                158,573,717
 Liquidation Value of Preferred Stock ..............                (60,000,000)
                                                                   ------------
 Net Assets Applicable to 7,252,200
   Common Shares ($0.01 Par Value)
   Outstanding .....................................               $ 98,573,717
                                                                   ============
 Net Asset Value per Common Share
   ($98,573,717 / 7,252,200 shares) ................                     $13.59
                                                                   ------------
----------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect at March 31, 2000.

Summary of Abbreviations:
AMBAC - Insured by the American Municipal Bond Assurance Corporation AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FHA - Insured by the Federal Housing Authority
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

--------------------------------------------------------------------------------
Components of Net Assets at March 31, 2000:
Common stock, $0.01 par value, 200 million
   shares authorized to the Fund ...................               $ 99,710,002
Preferred stock, $0.01 par value, 1 million
   shares authorized to the Fund ...................                 60,000,000
Undistributed net investment income ................                  1,477,527
Accumulated net realized loss
   on investments ..................................                 (2,782,510)
Net unrealized appreciation
   of investments ..................................                    168,698
                                                                   ------------
Total net assets ...................................               $158,573,717
                                                                   ============



                             See accompanying notes

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.
--------------------------------------------------

                                                         Principal      Market
March 31, 2000                                           Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.48%
City Agency Revenue Bonds - 2.30%
Minneapolis Community Development Agency
   Supported Development 6.75% 12/1/25 .............   $  865,000    $  873,754
                                                                     ----------
                                                                        873,754
                                                                     ----------
Continuing Care/Retirement Center Revenue Bonds - 2.71%
Minnesota Agricultural & Economic
   Development Health Care System
   (Benedictine Care) 5.75% 2/1/29 .................    1,300,000     1,032,837
                                                                     ----------
                                                                      1,032,837
                                                                     ----------
General Obligation Bonds - 1.84%
Minneapolis Sports Arena Project
   5.125% 10/1/20 ..................................      750,000       699,113
                                                                     ----------
                                                                        699,113
                                                                     ----------
Higher Education Revenue Bonds - 6.12%
Minnesota State Higher Educational
   Facilities Authority Unrefunded
   Balance Series 3-W 6.375% 3/1/20 ................      345,000       348,108
Minnesota State Higher Educational
   Facilities Authority (St. Mary's College)
   Series 3Q 6.15% 10/1/23 .........................    1,000,000       998,760
Minnesota State Higher Educational
   Facilities Authority (St. Thomas
   University) Series 4-A1 5.625% 10/1/21 ..........    1,010,000       984,811
                                                                     ----------
                                                                      2,331,679
                                                                     ----------
Hospital Revenue Bonds - 20.30%
Minnesota Agricultural & Economic
   Development Health Care System
   (Fairview Hospital) Series A
   5.75% 11/15/26 (MBIA) ...........................    2,000,000     1,973,040
Princeton Fairview Hospital Series
   1991-C 6.25% 1/1/21 (MBIA) ......................    2,000,000     2,027,640
Robbinsdale North Memorial
   Medical Center Series 1993-B
   5.50% 5/15/23 (AMBAC) ...........................    1,500,000     1,432,005
Rochester Health Care Facilities (Mayo
   Foundation) Series B 5.50% 11/15/27 .............    1,700,000     1,623,347
St. Paul Housing & Redevelopment
   Authority Health Care Facility (Regions
   Hospital Project) 5.30% 5/15/28 .................      600,000       470,292
St. Paul Housing & Redevelopment
   Authority (Healtheast Hospital)
   5.85% 11/1/17 ...................................      250,000       202,750
                                                                     ----------
                                                                      7,729,074
                                                                     ----------
Housing Revenue Bonds - 14.43%
Brooklyn Center Multifamily Housing
   (Four Courts Apartments)
   7.50% 6/1/25 (AMT) ..............................    1,000,000       978,840

                                                         Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Burnsville Multifamily Mortgage
   Series A 7.10% 1/1/30 (FSA) .....................   $2,000,000    $2,131,500
Minneapolis Multifamily Housing
   (Olson Townhomes)
   6.00% 12/1/19 (AMT) .............................    1,875,000     1,832,550
Minnesota HFA Single Family Mortgage
   Series 1991-A 7.45% 7/1/22
   (AMT) (FHA) .....................................      535,000       550,028
                                                                     ----------
                                                                      5,492,918
                                                                     ----------
Pollution Control Revenue Bonds - 2.39%
Cloquet, Minnesota Pollution Control
   (Potlatch Corporation Project)
   5.90% 10/1/26 ...................................    1,000,000       910,490
                                                                     ----------
                                                                        910,490
                                                                     ----------
Power Authority Revenue Bonds - 8.51%
Bass Brook Pollution Control Revenue
   for Minnesota Power & Light
   6.00% 7/1/22 ....................................    1,505,000     1,435,650
Southern Minnesota Municipal Power
   Agency 5.75% 1/1/18 (FGIC) ......................    1,800,000     1,805,724
                                                                     ----------
                                                                      3,241,374
                                                                     ----------
*Pre-Refunded Bonds / Escrowed to Maturity - 24.17%
Duluth, Minnesota Economic
   Development Authority Hospital
   Facilities (Duluth Clinic)
   6.20% 11/1/12-02 ................................    1,080,000     1,137,132
   6.20% 11/1/12-04 ................................      420,000       442,982
Esko Independent School District
   5.75% 4/1/17-05 (FSA) ...........................    2,145,000     2,195,300
Minnesota State Higher Education
   Facilities Authority (Saint Benedict)
   Series 3-W 6.375% 3/1/20-04 .....................      930,000       978,174
Moorhead Public Utilities
   6.25% 11/1/12-02 ................................    1,500,000     1,546,485
University of Minnesota Hospital
   6.75% 12/1/16 (Escrowed to Maturity) ............    2,580,000     2,902,886
                                                                     ----------
                                                                      9,202,959
                                                                     ----------
Transportation Revenue Bonds - 4.90%
Minneapolis Airport 5.125% 1/1/25 ..................    1,000,000       915,490
Puerto Rico Commonwealth Highway
   & Transportation Authority (Highway
   Improvements) Series Y 5.50% 7/1/26 .............    1,000,000       950,680
                                                                     ----------
                                                                      1,866,170
                                                                     ----------
Water & Sewer Revenue Bonds - 10.81%
Minnesota Public Facility Authority
   Water Pollution Control 5.40% 3/1/15 ............    2,820,000     2,819,859

                                                         Principal      Market
March 31, 2000                                           Amount         Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Water & Sewer Revenue Bonds (continued)
**Minnesota Public Facilities Authority Water
  Pollution Control, Inverse Floater
  5.26% 3/1/18 .....................................   $1,640,000   $ 1,295,010
                                                                    -----------
                                                                      4,114,869
                                                                    -----------
  Total Municipal Bonds
  (cost $37,144,586) ...............................                 37,495,237
                                                                    -----------

  Total Market Value of Securities - 98.48%
  (cost $37,144,586) ...............................                 37,495,237
  Receivables and Other Assets
  Net of Liabilities - 1.52% .......................                    579,624
                                                                    -----------
  Total Net Assets - 100% ..........................                 38,074,861

  Liquidation Value of Preferred Stock .............                (15,000,000)
                                                                    -----------
  Net Assets Applicable to 1,837,200
  Common Shares ($0.01 Par Value)
  Outstanding ......................................                $23,074,861
                                                                    ===========
  Net Asset Value per Common Share
  ($23,074,861 / 1,837,200 shares) .................                     $12.56
                                                                         ------
----------------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Inverse Floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specific index. Interest rates disclosed are in effect March 31, 2000.

Summary of Abbreviations:
AMBAC - Insured by the American Municipal Bond Assurance Corporation AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Corporation
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

--------------------------------------------------------------------------------
Components of Net Assets at March 31, 2000:
Common stock, $0.01 par value, 200 million
   shares authorized to the Fund ...................                $25,246,730
Preferred stock, $0.01 par value, 1 million
   shares authorized to the Fund ...................                 15,000,000
Undistributed net investment income ................                    182,451
Accumulated net realized loss
   on investments ..................................                 (2,704,971)
Net unrealized appreciation of investments .........                    350,651
                                                                    -----------
Total net assets ...................................                $38,074,861
                                                                    ===========


                             See accompanying notes

VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
--------------------------------------------

                                                         Principal      Market
March 31, 2000                                           Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.66%
General Obligation Bonds - 13.69%
Eagle Mountain Community Facility
   District A2 6.40% 7/1/17 ........................   $1,500,000    $1,565,010
Maricopa County Unified School
   District #11 5.50% 7/1/10 .......................    2,750,000     2,791,772
Maricopa County Unified School
   District #40 6.30% 7/1/11 .......................      500,000       527,535
Maricopa County Unified School
   District #41 6.25% 7/1/15 (FSA) .................    1,500,000     1,580,685
Mohave County Unified School
   District #1 5.90% 7/1/15 (FGIC) .................    1,500,000     1,544,175
Pima County Unified School
   District #6 5.75% 7/1/12 (FGIC) .................      500,000       511,505
Santa Cruz Valley Unified School
   District #35 5.80% 7/1/09 (AMBAC) ...............      600,000       617,436
                                                                     ----------
                                                                      9,138,118
                                                                     ----------
Higher Education Revenue Bonds - 1.56%
University of Arizona 6.25% 6/1/11 .................    1,000,000     1,043,770
                                                                     ----------
                                                                      1,043,770
                                                                     ----------
Highway Revenue Bonds - 3.58%
Arizona State Transportation Board
   Highway 5.75% 7/1/18 ............................    2,350,000     2,386,777
                                                                     ----------
                                                                      2,386,777
                                                                     ----------
Hospital Revenue Bonds - 9.86%
Maricopa County Health Facilities
   (Catholic Health Care West) Series A
   5.75% 7/1/11 (MBIA) .............................    1,750,000     1,786,697
   6.00% 7/1/21 (MBIA) .............................    1,100,000     1,110,923
Mohave County Industrial Development
   Authority (Baptist Hospital)
   5.50% 9/1/21 (MBIA) .............................      500,000       484,690
Show Low Industrial Development
   Authority Hospital (Navapache
   Regional  Medical Center) Series A
   5.50% 12/1/17 (ACA) .............................    2,600,000     2,481,180
University of Arizona Medical Center
   6.25% 7/1/16 (MBIA) .............................      700,000       720,069
                                                                     ----------
                                                                      6,583,559
                                                                     ----------
Housing Revenue Bonds - 24.30%
Maricopa County Industrial Development
   Authority Multifamily (Camelback
   Apartments Project A)
   5.45% 5/1/28 (Asset Guaranty) ...................    1,250,000     1,171,612
Maricopa County Industrial Development
   Authority Single Family Housing Revenue
   6.625% 7/1/21 (GNMA/FNMA) .......................    1,500,000     1,539,825
Peoria Industrial Development Authority
   Multifamily Revenue
   7.30% 2/20/28 (GNMA) ............................    1,230,000     1,304,661

                                                                       Market
                                                                       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Phoenix Industrial Development Authority
   (Chris Ridge) 6.80% 11/1/25 (FHA) ...............   $  500,000    $  513,550
Phoenix Industrial Development Authority
   Single Family Mortgage
   5.30% 4/1/20 (GNMA) .............................    2,500,000     2,300,550
   5.35% 6/1/20 (GNMA) .............................    3,295,000     3,065,470
Pima County Industrial Development
   Authority (Single Family Mortgage
   Revenue) 6.10% 5/1/31 (GNMA) ....................    2,500,000     2,496,400
Pima County Industrial Development
   Authority (Single Family Mortgage
   Revenue) Series A
   5.20% 5/1/31 (GNMA) .............................    1,450,000     1,266,793
   6.25% 11/1/30 (GNMA) ............................    1,125,000     1,135,778
Yavapai County Industrial Development
   Authority Residential Care Facilities
   5.40% 2/20/38 (GNMA) ............................    1,585,000     1,423,584
                                                                     ----------
                                                                     16,218,223
                                                                     ----------
Industrial Development Revenue Bonds - 2.04%
Coconino County (Nevada Power) Pollution
   Control Corporation Series B
   5.80% 11/1/32 ...................................    1,000,000       874,320
Navajo County (Arizona Public Service)
   Pollution Control Corporation
   5.50% 8/15/28 (AMBAC) ...........................      500,000       485,980
                                                                     ----------
                                                                      1,360,300
                                                                     ----------
Leases/Certificates of Participation - 3.66%
Scottsdale Municipal Property Corporation
   Lease 6.25% 11/1/14 (FGIC) ......................    1,300,000     1,329,900
Tuscon Certificates of Participation
   5.60% 7/1/11 ....................................    1,100,000     1,115,565
                                                                     ----------
                                                                      2,445,465
                                                                     ----------
Power Authority Revenue Bonds - 2.49%
Salt River Project Electric System Revenue
   Series D 6.25% 1/1/27 ...........................    1,635,000     1,663,629
                                                                     ----------
                                                                      1,663,629
                                                                     ----------
*Pre-Refunded Bonds / Escrowed to Maturity - 6.01%
Arizona Health Facility Authority Phoenix
   Baptist Hospital & Medical Center
   6.25% 9/1/11 (MBIA) (Escrowed
   to Maturity) ....................................    1,500,000     1,574,715
City of Phoenix Street & Highway Junior
   Lien 6.25% 7/1/11-02 (FGIC) .....................    1,300,000     1,364,818
University of Arizona 6.35% 6/1/14-04 ..............    1,000,000     1,073,330
                                                                     ----------
                                                                      4,012,863
                                                                     ----------
Territorial Revenue Bonds - 4.53%
Virgin Islands, Public Finance Authority
   Revenue Series A 6.125% 10/1/29 .................    3,000,000     3,023,340
                                                                     ----------
                                                                      3,023,340
                                                                     ----------

                                                        Principal      Market
March 31, 2000                                            Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Transportation Revenue Bonds - 8.43%
Phoenix Civic Improvement Airport Revenue
   Senior Lien Series A
   5.00% 7/1/25 (FSA) ..............................   $1,000,000    $  896,790
Tucson Airport Authority
   5.70% 6/1/13 (MBIA) .............................    1,900,000     1,939,748
Tucson Street & Highway
   5.50% 7/1/12 (MBIA) .............................    2,750,000     2,788,418
                                                                     ----------
                                                                      5,624,956
                                                                     ----------
Water & Sewer Revenue Bonds - 8.93%
Phoenix Civic Improvement Wastewater
   Systems Revenue
   5.375% 7/1/22 (MBIA) ............................    1,000,000       962,880
Phoenix Water System
   5.50% 7/1/22 ....................................    1,000,000       972,410
Tucson Water Refunding Series A
   5.75% 7/1/18 (AMBAC) ............................    4,000,000     4,029,440
                                                                     ----------
                                                                      5,964,730
                                                                     ----------
Other Revenue Bonds - 9.58%
Arizona Student Loan Acquisition Authority
   5.90% 5/1/24 ....................................    1,500,000     1,490,385
Maricopa County Stadium District
   5.50% 7/1/13 (MBIA) .............................    1,500,000     1,518,225
Phoenix Civic Improvement Corporation
   Excise Tax Revenue
   5.25% 7/1/24 ....................................    1,250,000     1,171,800
   5.375% 7/1/29 ...................................    2,350,000     2,216,238
                                                                     ----------
                                                                      6,396,648
                                                                     ----------
Total Municipal Bonds
   (cost $65,494,059)                                                65,862,378
                                                                     ----------

                                                                       Market
                                                                       Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 98.66%
   (cost $65,494,059) ..............................                $65,862,378
Receivables and Other Assets
   Net of Liabilities - 1.34% ......................                    895,734
                                                                     ----------
Total Net Assets - 100.00% .........................                 66,758,112

Liquidation Value of Preferred Stock ...............                (25,000,000)
                                                                     ----------
Net Assets Applicable to 2,982,200
   Common Shares ($0.01 Par Value)
   Outstanding .....................................                $41,758,112
                                                                    ===========
Net Asset Value per Common Share
   ($41,758,112 / 2,982,200 shares) ................                     $14.00
                                                                         ------
----------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the American Municipal Bond Assurance Corporation Asset Guaranty - Insured by the Asset Guaranty Insurance Company
FGIC - Insured by the Financial Guaranty Insurance Corporation
FHA - Insured by the Federal Housing Authority
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

Components of Net Assets at March 31, 2000:
Common stock, $0.01 par value, 200 million
   shares authorized to the Fund ...................                $40,838,893
Preferred stock, $0.01 par value, 1 million
   shares authorized to the Fund ...................                 25,000,000
Undistributed net investment income ................                    692,289
Accumulated net realized loss
   on investments ..................................                   (141,389)
Net unrealized appreciation
   of investments ..................................                    368,319
                                                                     ----------
Total net assets ...................................                $66,758,112
                                                                    ===========

                             See accompanying notes

VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND

                                                        Principal     Market
March 31, 2000                                            Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds - 98.21%
 Airport Revenue Bonds - 4.71%
 Dade County Aviation-96B
   5.60% 10/1/26 (MBIA) .............................. $1,000,000   $  981,050
 Hillsboro-Tampa Airport
   5.60% 10/1/19 (FGIC) ..............................  1,600,000    1,596,224
                                                                    ----------
                                                                     2,577,274
                                                                    ----------
 General Obligations - 3.40%
 Florida Board of Education Capital Outlay
   6.00% 6/1/21 (FGIC) ...............................  1,825,000    1,860,514
                                                                    ----------
                                                                     1,860,514
                                                                    ----------
 Higher Education Revenue Bonds - 5.00%
 Florida Agriculture & Mechanical University
   (Student Apartment Facility)
   5.625% 7/1/21 (MBIA) ..............................  1,250,000    1,239,937
 Volusia Educational Facilities
   5.50% 6/1/17 (MBIA) ...............................  1,500,000    1,496,580
                                                                    ----------
                                                                     2,736,517
                                                                    ----------
 Hospital Revenue Bonds - 11.04%
 Orange County Health Facilities
   (Adventist Health Center)
   5.75% 11/15/25 (AMBAC) ............................  1,500,000    1,484,040
 Orange County Health Facilities (Orlando
   Regional Health) 6.25% 10/1/18 (MBIA) .............  2,000,000    2,150,920
 Venice Health Care (Bon Secours Health
   System) 5.60% 8/15/16 (MBIA) ......................  2,405,000    2,409,594
                                                                    ----------
                                                                     6,044,554
                                                                    ----------
 Housing Revenue Bonds - 11.70%
 Florida Housing Finance Agency
   (Woodbridge) 6.05% 12/1/16 (AMBAC) ................  1,120,000    1,137,976
 Florida Housing Finance Agency
   Homeowner Mortgage Series 2
   5.90% 7/1/29 (MBIA) (AMT) .........................  1,240,000    1,199,663
 Florida State Housing Finance Agency
   Leigh Meadows Apartments Section 8
   Series N 6.30% 9/1/36 (AMBAC)
   (AMT) (LOC) .......................................  2,510,000    2,544,086
 Florida State Housing Finance Agency
   Woodbridge Apartments Series L
   6.25% 6/1/36 (AMBAC) (AMT) (LOC) ..................  1,500,000    1,519,830
                                                                    ----------
                                                                     6,401,555
                                                                    ----------
 Power Authority Revenue Bonds - 2.30%
 Florida State Municipal Power Agency
   5.70% 10/1/16 (FGIC) ..............................  1,250,000    1,261,300
                                                                    ----------
                                                                     1,261,300
                                                                    ----------
*Pre-Refunded Bonds / Escrowed To Maturity - 21.92%
 Boca Raton Community Redevelopment
   Agency 5.875% 3/1/13-02 (FGIC) ....................  1,500,000    1,561,110
 Dade County Professional Sports
   Franchise Facilities
   6.00% 10/1/22-02 (FGIC) ...........................  1,000,000    1,044,040

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------

 Municipal Bonds (continued)
*Pre-Refunded Bonds / Escrowed To Maturity (continued)
 Dade County School Board
   5.60% 8/1/17-06 (AMBAC) .......................... $1,000,000   $ 1,045,510
 Dade County Seaport
   6.25% 10/1/21-01 (AMBAC) .........................  1,000,000     1,034,280
 Hillsboro County Industrial Development
   Authority (Knox Village)
   5.75% 12/1/21-01 (MBIA)
   (Escrowed to Maturity) ...........................  1,000,000     1,000,560
 Lakeland Hospital System Revenue
   5.75% 11/15/15-02 (FGIC) .........................  2,500,000     2,609,200
 Sunrise Utility System Series A
   5.75% 10/1/26-06 (AMBAC) .........................  2,500,000     2,636,575
 Village Center Community Development
   5.85% 11/1/16-06 (MBIA) ..........................  1,000,000     1,067,920
                                                                    ----------
                                                                    11,999,195
                                                                    ----------
 School District Revenue Bonds - 10.61%
 Escambia County School Board Lease
   5.50% 2/1/22 (MBIA) ..............................  5,000,000     4,839,200
 St. Lucie County School COP
   5.375% 7/1/19 (FSA) ..............................  1,000,000       965,620
                                                                    ----------
                                                                     5,804,820
                                                                    ----------
 Water & Sewer Revenue Bonds - 8.26%
 City of Panama Beach Water & Sewer
   5.50% 6/1/18 (AMBAC) .............................  1,000,000       991,990
 Dade County Water & Sewer System
   5.50% 10/1/25 (FGIC) .............................  1,100,000     1,066,296
 Indian River County Water & Sewer
   5.50% 9/1/16 (FGIC) ..............................  1,000,000     1,001,940
 Sarasota County Utility System
   5.50% 10/1/22 (FGIC) .............................  1,500,000     1,460,370
                                                                    ----------
                                                                     4,520,596
                                                                    ----------
 Other Revenue Bonds - 19.27%
 Florida Ports Financing Commission
   Transportation Trust Fund
   5.375% 6/1/27 (AMT) (MBIA) .......................  2,250,000     2,093,760
 Miami Beach Resort Tax
   5.50% 10/1/16 (AMBAC) ............................  1,000,000     1,002,010
 Orange County Public Service Tax
   6.00% 10/1/24 (FGIC) .............................  3,000,000     3,048,750
 Reedy Creek Improvement (Sports Complex)
   5.75% 6/1/13 (MBIA) ..............................  2,300,000     2,352,210
 Tampa Utility Tax
   6.00% 10/1/15 (AMBAC) ............................  1,000,000     1,007,330
 Tampa Utility Tax & Special Revenue
   6.125% 10/1/19 ...................................  1,000,000     1,039,600
                                                                    ----------
                                                                    10,543,660
                                                                    ----------
 Total Municipal Bonds
   (cost $52,554,158) ...............................               53,749,985
                                                                    ----------

                                                         Number        Market
March 31, 2000                                          of Shares      Value
--------------------------------------------------------------------------------

Short-Term Investments - 0.05%
Wells Fargo National Tax-Free Money
   Market Fund .........................................  25,931   $     25,931
                                                                   ------------
Total Short-Term Investments
   (cost $25,931) ......................................                 25,931
                                                                   ------------

Total Market Value of Securities - 98.26%
   (cost $52,580,089) ..................................             53,775,916
Receivables and Other Assets
   Net of Liabilities - 1.74% ..........................                954,192
                                                                   ------------
Total Net Assets - 100.00% .............................             54,730,108

Liquidation Value of Preferred Stock ...................            (20,000,000)
                                                                   ------------
Net Assets Applicable to 2,422,200
   Common Shares ($0.01 Par Value)
   Outstanding .........................................           $ 34,730,108
                                                                   ============
Net Asset Value per Common Share
   ($34,730,108 / 2,422,200 shares) ....................                 $14.34
                                                                         ------
-------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the American Municipal Bond Assurance Corporation AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit by First Union National Bank of North Carolina MBIA - Insured by the Municipal Bond Insurance Association

--------------------------------------------------------------------------------
Components of Net Assets at March 31, 2000:
Common stock, $0.01 par value, unlimited
   shares authorized to the Fund ........................           $33,361,389
Preferred stock $0.01 par value, unlimited
   shares authorized to the Fund ........................            20,000,000
Undistributed net investment income .....................               686,205
Accumulated net realized loss
   on investments .......................................              (513,313)
Net unrealized appreciation of investments ..............             1,195,827
                                                                    -----------
Total net assets ........................................           $54,730,108
                                                                    ===========



                             See accompanying notes

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.

                                                      Principal       Market
March 31, 2000                                          Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.64%
General Obligation Bonds - 16.28%
Adams County School District #12 (Five Star)
   5.40% 12/15/16 (FGIC) ............................  $2,000,000   $ 1,965,300
Archuleta & Hinsdale Counties
   School District #50JT
   5.50% 12/1/14 (MBIA) .............................   1,000,000     1,010,900
   5.55% 12/1/20 (MBIA) .............................   4,000,000     3,936,920
El Paso County, Colorado School District #20
   5.625% 12/15/16 (AMBAC) ..........................   3,000,000     3,010,500
   5.625% 12/15/16 (MBIA) ...........................   1,000,000     1,003,500
G V R Metropolitan District Colorado
   5.75% 12/1/19 (AMBAC) ............................   1,000,000     1,002,850
Pueblo, Colorado
   5.80% 6/1/11 (MBIA) ..............................   1,405,000     1,445,829
Pueblo County, Colorado
   5.80% 11/1/19 (AMBAC) ............................   1,395,000     1,404,095
Stonegate Village Metropolitan District
   Refunding & Improvement Series A
   5.50% 12/1/21 (FSA) ..............................   2,750,000     2,652,045
                                                                    -----------
                                                                     17,431,939
                                                                    -----------
Higher Education Revenue Bonds - 17.45%
Aurora Educational Development
   6.00% 10/15/15 (Connie Lee) ......................   2,500,000     2,556,450
Colorado Mountain College Residence Hall
   Authority 5.75% 6/1/23 (MBIA) ....................   1,000,000       987,310
Colorado Postsecondary Education Facility
   (Auraria Fund Project)
   6.00% 9/1/15 (FSA) ...............................   1,000,000     1,022,110
Colorado Postsecondary Education Facility
   Authority (University of Denver Project)
   6.00% 3/1/16 (Connie Lee) ........................   4,000,000     4,059,000
Colorado School Mines Auxiliary Facilities
   Revenue 5.00% 12/1/28 (MBIA) .....................   1,700,000     1,485,647
Colorado Springs, Colorado (Colorado
   College)  5.375% 6/1/32 (MBIA) ...................   5,000,000     4,670,850
Colorado State Board Agriculture State
   University Refunding & Improvement
   Auxiliary Facilities
   5.125% 3/1/17 (AMBAC) ............................   1,000,000       941,180
Colorado State Colleges Board of Trustees
   (Adams State College) Series A
   5.75% 5/15/19 (MBIA) .............................   2,000,000     2,003,940
University of Northern Colorado Auxiliary
   Facilities System 5.60% 6/1/24 (MBIA) ............   1,000,000       966,540
                                                                    -----------
                                                                     18,693,027
                                                                    -----------

                                                      Principal       Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds - 10.90%
Colorado Health Facilities Authority
   (Boulder Community Hospital Project)
   Series B 5.875% 10/1/23 (MBIA) ...................  $2,625,000   $ 2,616,679
Colorado Health Facilities Authority
   (North Colorado Medical Center)
   5.95% 5/15/12 (MBIA) .............................   2,000,000     2,060,120
   6.00% 5/15/20 (MBIA) .............................   1,000,000     1,009,100
Logan County Health Care Facilities
   (Western Health Network)
   5.90% 1/1/19 (MBIA) ..............................   2,510,000     2,518,986
University of Colorado Hospital
   Authority Refunding Series A
   5.20% 11/15/17 (AMBAC) ...........................   3,695,000     3,463,804
                                                                    -----------
                                                                     11,668,689
                                                                    -----------
Housing Revenue Bonds - 10.51%
Burlingame, Colorado Multi-Family Housing
   Income 6.00% 11/1/29 (MBIA) ......................   2,540,000     2,536,368
Colorado Housing Finance Authority
   (Single Family Housing) Series AA
   5.625% 11/1/23 (MBIA) ............................   5,000,000     4,850,600
Denver, Colorado City & County
   Multi-Family Housing Mortgage Loan
   (Garden Court) 5.40% 7/1/39 (FHA) ................   2,000,000     1,825,040
Snowmass Village Multi-Family Housing
   Refunding (Essential Function Housing)
   6.25% 12/15/16 (FSA) .............................   2,000,000     2,047,840
                                                                    -----------
                                                                     11,259,848
                                                                    -----------
Leases/Certificates of Participation - 10.43%
Arapahoe County, Colorado Library District
   5.70% 12/15/10 (MBIA) ............................   2,000,000     2,068,320
Auraria, Colorado Higher Education Center
   (Administrative Office Facility Project)
   5.125% 5/1/28 (AMBAC) ............................   5,750,000     5,156,543
Broomfield, Colorado Public Improvements
   5.75% 12/1/24 (AMBAC) ............................   1,500,000     1,478,490
Eagle County, Colorado Public Improvements
   5.40% 12/1/18 (MBIA) .............................   1,300,000     1,259,804
Garfield County, Colorado Building
   Improvements 5.75% 12/1/19 (AMBAC) ...............   1,200,000     1,203,684
                                                                    -----------
                                                                     11,166,841
                                                                    -----------
Pollution Control Revenue Bonds - 1.42%
Adams County Pollution Control Refunding
   (Public Service Company Project) Series A
   5.875% 4/1/14 (MBIA) .............................   1,500,000     1,524,720
                                                                    -----------
                                                                      1,524,720
                                                                    -----------

                                                      Principal       Market
March 31, 2000                                          Amount        Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded Bonds - 1.89%
 Jefferson County School District #R-001
   6.25% 12/15/12-02 (AMBAC) ......................  $1,935,000    $ 2,025,481
                                                                   -----------
                                                                     2,025,481
                                                                   -----------
 Transportation Revenue Bonds - 23.21%
 Arapahoe County Capital Improvements
   Highway 6.05% 8/31/15 (MBIA) ...................   4,700,000      4,865,440
 Denver, Colorado City & County Airport
   Series E 5.25% 11/15/23 (MBIA) .................   8,500,000      7,851,110
 E-470 Public Highway Authority
   Series A 5.00% 9/1/21 (MBIA) ...................   5,270,000      4,708,745
   Series A 4.75% 9/1/23 (MBIA) ...................   4,000,000      3,408,640
   Series A 5.00% 9/1/26 (MBIA) ...................   3,795,000      3,349,125
 Regional Transportation District (Colorado
   Sales Tax) 6.25% 11/1/12 (FGIC) ................     645,000        672,580
                                                                   -----------
                                                                    24,855,640
                                                                   -----------
 Utility Revenue Bonds - 1.82%
 Platte River Power Authority
   (Colorado Power) Series DD
   5.375% 6/1/17 (MBIA) ...........................   2,000,000      1,946,340
                                                                   -----------
                                                                     1,946,340
                                                                   -----------
 Water & Sewer Revenue Bonds - 4.73%
 Colorado Water Resources & Power
   Development Authority (Small Water
   Resources) 5.80% 11/1/20 (FGIC) ................   2,000,000      2,023,540
 Municipal Subdistrict of Northern Colorado
   Water Conservancy District Series F
   6.50% 12/1/12 (AMBAC) ..........................   2,800,000      3,045,448
                                                                   -----------
                                                                     5,068,988
                                                                   -----------
 Total Municipal Bonds
   (cost $106,582,451) ............................                105,641,513
                                                                   -----------

                                                                     Market
                                                                     Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 98.64%
   (cost $106,582,451) .....................................      $105,641,513
Receivables and Other Assets
   Net of Liabilities - 1.36% ..............................         1,451,790
                                                                  ------------
Total Net Assets - 100.00% .................................       107,093,303

Liquidation Value of Preferred Stock .......................       (40,000,000)
                                                                  ------------
Net Assets Applicable to 4,837,100
   Common Shares ($0.01 Par Value)
   Outstanding .............................................      $ 67,093,303
                                                                  ============
Net Asset Value per Common Share
   ($67,093,303 / 4,837,100 shares) ........................            $13.87
                                                                        ------

--------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the American Municipal Bond Assurance Corporation Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Components of Net Assets at March 31, 2000:
Common stock, $0.01 par value, 200 million
   shares authorized to the Fund ...........................       $67,238,110
Preferred stock, $0.01 par value, 1 million
   shares authorized to the Fund ...........................        40,000,000
Undistributed net investment income ........................         1,244,816
Accumulated net realized loss
   on investments ..........................................          (448,685)
Net unrealized depreciation of investments .................          (940,938)
                                                                  ------------
Total net assets ...........................................      $107,093,303
                                                                  ============


                             See accompanying notes

Statements of Operations

                                      Voyageur       Voyageur         Voyageur        Voyageur         Voyageur        Voyageur
                                     Minnesota      Minnesota        Minnesota         Arizona     Florida Insured     Colorado
                                     Municipal      Municipal        Municipal        Municipal       Municipal        Insured
                                       Income         Income           Income          Income          Income          Municipal
Year Ended March 31, 2000            Fund, Inc.    Fund II, Inc.    Fund III, Inc.    Fund, Inc.        Fund       Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ..........................  $3,524,307     $9,525,549       $2,288,931      $3,836,926      $3,108,046       $6,053,554
                                     -------------------------------------------------------------------------------------------
Expenses:
Management fees ...................     230,050        642,896          154,538         268,773         221,444          431,667
Transfer agent fees
   and expenses ...................      40,200         29,781            7,200          21,055          10,638           29,250
Registration fees .................       1,300          4,800            1,850             600           3,200                -
Reports and statements
   to shareholders ................      11,400         24,150            6,000           9,000          10,700           23,500
Accounting and administration .....      90,216         72,982           60,842          84,943          88,035           87,988
Remarketing Agent fees ............      56,104        156,309           43,577          68,157          50,103          101,285
Professional fees .................      28,000         16,600           21,950          27,600          56,100           25,000
Custodian fees ....................       2,600          7,100            2,400           1,200           2,400            6,000
Directors'/Trustees' fees .........       9,600          4,900            4,800           2,400           4,500            8,400
Rating Agency fees ................       8,100          6,900            3,650           6,000           8,500            4,000
Taxes (other than taxes
   on income) .....................       5,071         13,000            4,600           8,700           1,000           15,000
Interest expense ..................         270            915               24           1,297             802            1,694
Other .............................      27,311         20,889            4,264          14,658           6,053            5,479
                                     -------------------------------------------------------------------------------------------
                                        510,222      1,001,222          315,695         514,383         463,475          739,263
Less expenses paid indirectly .....      (1,321)        (3,702)            (890)         (1,550)         (1,272)          (2,479)
                                     -------------------------------------------------------------------------------------------
Total expenses ....................     508,901        997,520          314,805         512,833         462,203          736,784
                                     -------------------------------------------------------------------------------------------

Net Investment Income .............   3,015,406      8,528,029        1,974,126       3,324,093       2,645,843        5,316,770
                                     -------------------------------------------------------------------------------------------


Net Realized and Unrealized Loss
   on Investments:
Net realized loss
   on investments .................    (334,960)      (464,436)         (96,382)        (71,401)       (117,369)         (57,053)
Net change in unrealized
   appreciation/depreciation
   of investments .................  (2,882,079)    (9,792,251)      (2,521,519)     (3,885,205)     (3,202,108)      (6,772,294)
                                     -------------------------------------------------------------------------------------------
Net Realized and Unrealized
   Loss on Investments ............  (3,217,039)   (10,256,687)      (2,617,901)     (3,956,606)     (3,319,477)      (6,829,347)
                                     -------------------------------------------------------------------------------------------
Net Decrease in Net Assets
   Resulting from
   Operations ..................... $  (201,633)   $(1,728,658)       $(643,775)      $(632,513)      $(673,634)     $(1,512,577)
                                    ============================================================================================



                             See accompanying notes

Statements of Changes in Net Assets

                                                         Voyageur Minnesota       Voyageur Minnesota        Voyageur Minnesota
                                                          Municipal Income         Municipal Income           Municipal Income
                                                              Fund, Inc.             Fund II, Inc.             Fund III, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Year        Year         Year        Year         Year          Year
                                                          Ended       Ended        Ended       Ended         Ended         Ended
                                                         3/31/00     3/31/99      3/31/00     3/31/99       3/31/00       3/31/99
Increase (Decrease) in Net Assets
   from Operations:
Net investment income .............................  $  3,015,406  $ 3,081,482 $   8,528,029$   8,367,621 $  1,974,126 $  1,883,956
Net realized gain (loss) on investments ...........      (334,960)     188,073     (464,436)      432,710      (96,382)     229,501
Net change in unrealized appreciation/
   depreciation of investments ....................    (2,882,079)    (173,366)  (9,792,251)      315,390   (2,521,519)     171,840
                                                     -------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations ......................      (201,633)   3,096,189   (1,728,658)    9,115,721     (643,775)   2,285,297
                                                     -------------------------------------------------------------------------------

Dividends and Distributions to:
Common shareholders from net
   investment income ..............................    (2,354,690)  (2,413,071)  (5,928,674)   (5,928,674)  (1,391,679)  (1,391,680)
Preferred shareholders from net
   investment income ..............................      (705,125)    (679,203)  (2,224,962)   (2,064,168)    (554,400)    (512,178)
Common shareholders from net realized
   gain on investments ............................      (132,070)           -            -             -            -            -
Preferred shareholders from net realized
   gain on investments ............................       (37,139)           -            -             -            -            -
                                                     -------------------------------------------------------------------------------
                                                       (3,229,024)  (3,092,274)  (8,153,636)   (7,992,842)  (1,946,079)  (1,903,858)
                                                     -------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets .............    (3,430,657)       3,915   (9,882,294)    1,122,879   (2,589,854)     381,439

Net Assets:
Beginning of year .................................    59,918,952   59,915,037  168,456,011   167,333,132   40,664,715   40,283,276
                                                     -------------------------------------------------------------------------------
End of year .......................................  $ 56,488,295  $59,918,952 $158,573,717  $168,456,011 $ 38,074,861 $ 40,664,715
                                                     ===============================================================================

                                                          Voyageur Arizona         Voyageur Florida         Voyageur Colorado
                                                          Municipal Income         Insured Municipal        Insured Municipal
                                                             Fund, Inc.              Income Fund             Income Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                           Year       Year          Year         Year         Year         Year
                                                          Ended       Ended        Ended        Ended        Ended         Ended
                                                         3/31/00     3/31/99      3/31/00      3/31/99      3/31/00       3/31/99
Increase (Decrease) in Net Assets
   from Operations:
Net investment income .............................  $  3,324,093  $ 3,303,402 $  2,645,843  $ 2,695,600  $  5,316,770 $  5,222,755
Net realized gain (loss) on investments ...........       (71,401)     592,344     (117,369)        (344)      (57,053)     243,532
Net change in unrealized appreciation/
   depreciation of investments ....................    (3,885,205)       6,754   (3,202,108)     696,343    (6,772,294)     996,668
                                                     -------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations ......................      (632,513)   3,902,500     (673,634)   3,391,599    (1,512,577)   6,462,955
                                                     -------------------------------------------------------------------------------
Dividends to:
Common shareholders from net
   investment income ..............................    (2,303,750)  (2,303,751)  (1,834,817)  (1,834,817)   (3,555,269)  (3,555,269)
Preferred shareholders from net
   investment income ..............................      (891,850)    (825,780)    (717,050)    (671,783)   (1,437,124)  (1,496,328)
                                                     -------------------------------------------------------------------------------
                                                       (3,195,600)  (3,129,531)  (2,551,867)  (2,506,600)  (4,992,393)   (5,051,597)

Net Increase (Decrease) in Net Assets .............    (3,828,113)     772,969   (3,225,501)     884,999    (6,504,970)   1,411,358

Net Assets:
Beginning of year .................................    70,586,225   69,813,256   57,955,609   57,070,610   113,598,273  112,186,915
                                                     -------------------------------------------------------------------------------
End of year .......................................  $ 66,758,112  $70,586,225 $ 54,730,108  $57,955,609  $107,093,303 $113,598,273
                                                     ===============================================================================

                             See accompanying notes

Financial Highlights


Selected data for each common share of the Fund outstanding
throughout each period was as follows:                                             Voyageur Minnesota Municipal Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year Ended
                                                                            3/31/00     3/31/99    3/31/98(2)   3/31/97     3/31/96
Net asset value, beginning of year ......................................   $15.380     $15.380     $14.470     $14.430     $14.210

Income (loss) from investment operations:
   Net investment income ................................................     1.180       1.188       1.180       1.060       1.180
   Net realized and unrealized gain (loss) on investments ...............    (1.256)      0.004       0.970       0.180       0.260
                                                                           --------------------------------------------------------
   Total from investment operations .....................................    (0.076)      1.192       2.150       1.240       1.440
                                                                           --------------------------------------------------------
Less dividends and distributions to:
   Common shareholders from net investment income .......................    (0.907)     (0.930)     (0.930)     (0.930)     (0.930)
   Preferred shareholders from net investment income ....................    (0.272)     (0.262)     (0.280)     (0.270)     (0.290)
   Common shareholders from net realized gain on investments ............    (0.051)          -      (0.020)          -           -
   Preferred shareholders from net realized gain on investments .........    (0.014)          -      (0.010)          -           -
                                                                           --------------------------------------------------------
   Total dividends and distributions ....................................    (1.244)     (1.192)     (1.240)     (1.200)     (1.220)
                                                                           --------------------------------------------------------
Net asset value, end of year ............................................   $14.060     $15.380     $15.380     $14.470     $14.430
                                                                           ========================================================
Market value, end of year ...............................................   $13.563     $16.500     $15.690     $14.380     $15.000
                                                                           ========================================================
Total investment return based on:(1)
   Market value .........................................................   (12.39%)     11.29%       16.04%       2.01%      10.31%
   Net asset value ......................................................    (2.56%)      5.88%       13.02%       6.90%       8.20%

Ratios and supplemental data:
   Net assets applicable to capital shares,
      end of year (000 omitted) .........................................   $56,488     $59,919     $59,915     $57,544     $57,429
   Ratio of expenses to average net assets(3) ...........................     0.89%       0.81%       0.77%       0.81%       0.82%
   Ratio of expenses to average net assets
      applicable to common shares .......................................     1.36%       1.21%       1.17%       1.24%       1.24%
   Ratio of net investment income to average net assets(3) ..............     5.25%       5.13%       5.20%       4.78%       5.28%
   Ratio of net investment income to average net assets
      applicable to common shares(4) ....................................     6.17%       5.99%       6.01%       5.45%       6.04%
   Portfolio turnover ...................................................       12%         15%          0%          5%          7%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted) ..................   $20,000     $20,000     $20,000     $20,000     $20,000
   Net asset coverage per share of preferred shares, end of year ........  $141,221    $149,797    $149,788    $143,860    $143,573
   Liquidation value per share of preferred shares(5) ...................   $50,000     $50,000     $50,000     $50,000     $50,000

----------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.

                             See accompanying notes

Selected data for each common share of the Fund outstanding
throughout each period was as follows:                                          Voyageur Minnesota Municipal Income Fund II, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year Ended
                                                                            3/31/00     3/31/99    3/31/98(2)   3/31/97    3/31/96
Net asset value, beginning of year ......................................   $14.950     $14.800     $13.590     $13.480     $13.120

Income (loss) from investment operations:
   Net investment income ................................................     1.176       1.154       1.130       1.130       1.100
   Net realized and unrealized gain (loss) on investments ...............    (1.411)      0.099       1.200       0.080       0.380
                                                                            -------------------------------------------------------
   Total from investment operations .....................................    (0.235)      1.253       2.330       1.210       1.480
                                                                            -------------------------------------------------------

Less dividends to:
   Common shareholders from net investment income .......................    (0.818)     (0.818)     (0.820)     (0.810)    (0.800)
   Preferred shareholders from net investment income ....................    (0.307)     (0.285)     (0.300)     (0.290)    (0.320)
                                                                            -------------------------------------------------------
   Total dividends ......................................................    (1.125)     (1.103)     (1.120)     (1.100)    (1.120)
                                                                            -------------------------------------------------------

Net asset value, end of year ............................................   $13.590     $14.950     $14.800     $13.590     $13.480
                                                                            =======================================================
Market value, end of year ...............................................   $12.438     $15.060     $13.880     $12.630     $13.250
                                                                            =======================================================
Total investment return based on:(1)
   Market value .........................................................   (12.28%)     14.73%      16.56%       1.47%      14.16%
   Net asset value ......................................................    (3.43%)      6.76%      15.51%       6.97%       8.88%

Ratios and supplemental data:
   Net assets applicable to capital shares,
      end of year (000 omitted) .........................................  $158,574    $168,456    $167,333    $158,572    $157,755
   Ratio of expenses to average net assets(3) ...........................     0.62%       0.64%       0.76%       0.74%       0.77%
   Ratio of expenses to average net assets applicable
      to common shares ..................................................     0.99%       1.00%       1.19%       1.19%       1.23%
   Ratio of net investment income to average net assets(3) ..............     5.30%       4.96%       4.98%       5.15%       5.03%
   Ratio of net investment income to average net assets applicable
      to common shares(4) ...............................................     6.24%       5.80%       5.73%       6.15%       5.76%
   Portfolio turnover ...................................................        4%         15%          4%         20%         11%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted) ..................   $60,000     $60,000     $60,000     $60,000     $60,000
   Net asset coverage per share of preferred shares, end of year ........  $132,145    $140,380    $139,444    $132,143    $131,462
   Liquidation value per share of preferred shares(5) ...................   $50,000     $50,000     $50,000     $50,000     $50,000

----------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.

                             See accompanying notes

Selected data for each common share of the Fund outstanding
throughout each period was as follows:                                         Voyageur Minnesota Municipal Income Fund III, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                            3/31/00     3/31/99   3/31/98(2)    3/31/97     3/31/96
Net asset value, beginning of year                                          $13.970     $13.760     $12.710     $12.540     $12.200

Income (loss) from investment operations:
   Net investment income ................................................     1.075       1.025       1.050       1.080       1.050
   Net realized and unrealized gain (loss) on investments ...............    (1.425)      0.222       1.060       0.150       0.330
                                                                           --------------------------------------------------------
   Total from investment operations .....................................    (0.350)      1.247       2.110       1.230       1.380
                                                                           --------------------------------------------------------
Less dividends to:
   Common shareholders from net investment income .......................    (0.758)     (0.758)     (0.760)     (0.750)     (0.720)
   Preferred shareholders from net investment income ....................    (0.302)     (0.279)     (0.300)     (0.310)     (0.320)
                                                                           --------------------------------------------------------
   Total dividends ......................................................    (1.060)     (1.037)     (1.060)     (1.060)     (1.040)
                                                                           --------------------------------------------------------
Net asset value, end of year ............................................   $12.560     $13.970     $13.760     $12.710     $12.540
                                                                           ========================================================
Market value, end of year ...............................................   $11.750     $14.125     $13.380     $12.250     $12.000
                                                                           ========================================================
Total investment return based on:(1)
   Market value .........................................................   (11.70%)     11.59%      15.80%       8.62%      13.51%
   Net asset value ......................................................    (4.57%)      7.28%      14.82%       7.50%       8.79%

Ratios and supplemental data:
   Net assets applicable to capital shares,
      end of year (000 omitted) .........................................   $38,075     $40,665     $40,283     $38,348     $38,046
   Ratio of expenses to average net assets(3) ...........................     0.81%       0.77%       0.83%       0.81%       0.81%
   Ratio of expenses to average net assets applicable
      to common shares ..................................................     1.33%       1.22%       1.34%       1.33%       1.33%
   Ratio of net investment income to average net assets(3) ..............     5.10%       4.64%       4.88%       5.17%       5.05%
   Ratio of net investment income to average net assets applicable
      to common shares(4) ...............................................     5.99%       5.35%       5.61%       6.05%       5.81%
   Portfolio turnover ...................................................       16%         15%          9%         39%         35%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted) ..................   $15,000     $15,000     $15,000     $15,000     $15,000
   Net asset coverage per share of preferred shares, end of year ........  $126,916    $135,549    $134,278    $127,826    $126,821
   Liquidation value per share of preferred shares(5) ...................   $50,000     $50,000     $50,000     $50,000     $50,000

---------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5) Excluding any accumulated but unpaid dividends.

                             See accompanying notes

Selected data for each common share of the Fund outstanding throughout each period was as follows:

                                                                        Voyageur Arizona Municipal Income Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                      3/31/00     3/31/99     3/31/98(2)   3/31/97      3/31/96
Net asset value, beginning of year ................................   $15.290     $15.030      $13.780     $13.740      $13.220

Income (loss) from investment operations:
   Net investment income ..........................................     1.115       1.108        1.090       1.080        1.090
   Net realized and unrealized gain (loss) on investments .........    (1.333)      0.202        1.230       0.010        0.470
                                                                     ----------------------------------------------------------
   Total from investment operations ...............................    (0.218)      1.310        2.320       1.090        1.560
                                                                     ----------------------------------------------------------
Less dividends to:
   Common shareholders from net investment income .................    (0.773)     (0.773)      (0.770)     (0.760)      (0.730)
   Preferred shareholders from net investment income ..............    (0.299)     (0.277)      (0.300)     (0.290)      (0.310)
                                                                     ----------------------------------------------------------
   Total dividends ................................................    (1.072)     (1.050)      (1.070)     (1.050)      (1.040)
                                                                     ----------------------------------------------------------
Net asset value, end of year ......................................   $14.000     $15.290      $15.030     $13.780      $13.740
                                                                     ==========================================================
Market value, end of year .........................................   $12.625     $15.125      $14.630     $13.000      $12.750
                                                                     ==========================================================
Total investment return based on:(1)
   Market value ...................................................   (11.65%)      8.84%       18.79%       8.20%       11.52%
   Net asset value ................................................    (3.10%)      7.07%       15.17%       5.94%        9.55%

Ratios and supplemental data:
   Net assets applicable to capital shares,
     end of year (000 omitted) ....................................   $66,758     $70,586      $69,813     $66,102      $65,990
   Ratio of expenses to average net assets(3)......................     0.76%       0.74%        0.80%       0.78%        0.78%
   Ratio of expenses to average net assets applicable
     to common shares .............................................     1.21%       1.15%        1.26%       1.25%        1.26%
   Ratio of net investment income to average net assets(3) ........     4.93%       4.69%        4.71%       4.85%        4.88%
   Ratio of net investment income to average net assets applicable
     to common shares(4) ..........................................     5.74%       5.46%        5.34%       5.71%        5.57%
   Portfolio turnover .............................................       41%         46%          22%         31%          30%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted) ............   $25,000     $25,000      $25,000     $25,000      $25,000
   Net asset coverage per share of preferred shares, end of year ..  $133,516    $141,172     $139,627    $132,205     $131,979
   Liquidation value per share of preferred shares(5) .............   $50,000     $50,000      $50,000     $50,000      $50,000

-------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.

                             See accompanying notes

Selected data for each common share of the Fund outstanding throughout each period was as follows:

                                                                          Voyageur Florida Insured Municipal Income Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                     3/31/00     3/31/99    3/31/98(2)    3/31/97     3/31/96
Net asset value, beginning of year ...............................   $15.670     $15.300      $13.670     $13.710      $13.170

Income (loss) from investment operations:
   Net investment income .........................................     1.092       1.113        1.090       1.080        1.060
   Net realized and unrealized gain (loss) on investments ........    (1.368)      0.292        1.600      (0.080)       0.510
                                                                    ----------------------------------------------------------
   Total from investment operations ..............................    (0.276)      1.405        2.690       1.000        1.570
                                                                    ----------------------------------------------------------
Less dividends to:
   Common shareholders from net investment income ................    (0.758)     (0.758)      (0.760)     (0.750)      (0.720)
   Preferred shareholders from net investment income .............    (0.296)     (0.277)      (0.300)     (0.290)      (0.310)
                                                                    ----------------------------------------------------------
   Total dividends ...............................................    (1.054)     (1.035)      (1.060)     (1.040)      (1.030)
                                                                    ----------------------------------------------------------
Net asset value, end of year .....................................   $14.340     $15.670      $15.300     $13.670      $13.710
                                                                    ==========================================================
Market value, end of year ........................................   $11.750     $14.750      $14.310     $12.500      $12.750
                                                                    ==========================================================
Total investment return based on:(1)
   Market value ..................................................   (15.57%)      8.47%       20.94%       3.94%       10.39%
   Net asset value ...............................................    (3.01%)      7.80%       18.22%       5.23%        9.66%

Ratios and supplemental data:
   Net assets applicable to capital shares,
     end of year (000 omitted) ...................................   $54,730     $57,956      $57,071     $53,110      $53,207
   Ratio of expenses to average net assets(3) ....................     0.83%       0.75%        0.80%       0.78%        0.80%
   Ratio of expenses to average net assets
     applicable to common shares .................................     1.31%       1.14%        1.25%       1.25%        1.27%
   Ratio of net investment income to average net assets(3) .......     4.79%       4.67%        4.73%       4.91%        4.82%
   Ratio of net investment income to average net assets
     applicable to common shares(4) ..............................     5.47%       5.37%        5.33%       5.74%        5.45%
   Portfolio turnover ............................................        6%          0%           5%         68%          22%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted) ...........   $20,000     $20,000      $20,000     $20,000      $20,000
   Net asset coverage per share of preferred shares, end of year .  $136,825    $144,889     $142,677    $132,775     $133,017
   Liquidation value per share of preferred shares(5) ............   $50,000     $50,000      $50,000     $50,000      $50,000

-------------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.

                             See accompanying notes

Selected data for each common share of the Fund outstanding throughout each period was as follows:

                                                                        Voyageur Colorado Insured Municipal Income Fund, Inc.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              Year Ended
                                                                      3/31/00     3/31/99     3/31/98(2)   3/31/97      3/31/96
Net asset value, beginning of year ................................   $15.220     $14.920      $13.580     $13.610      $13.190

Income (loss) from investment operations:
   Net investment income ..........................................     1.099       1.080        1.070       1.050        1.030
   Net realized and unrealized gain (loss) on investments .........    (1.417)      0.264        1.300      (0.060)       0.410
                                                                     ----------------------------------------------------------
   Total from investment operations ...............................    (0.318)      1.344        2.370       0.990        1.440
                                                                     ----------------------------------------------------------
Less dividends to:
   Common shareholders from net investment income .................    (0.735)     (0.735)      (0.740)     (0.730)      (0.700)
   Preferred shareholders from net investment income ..............    (0.297)     (0.309)      (0.290)     (0.290)      (0.320)
                                                                     ----------------------------------------------------------
   Total dividends ................................................    (1.032)     (1.044)      (1.030)     (1.020)      (1.020)
                                                                     ----------------------------------------------------------
Net asset value, end of year ......................................   $13.870     $15.220      $14.920     $13.580      $13.610
                                                                     ==========================================================
Market value, end of year .........................................   $12.563     $14.938      $14.000     $12.500      $12.630
                                                                     ==========================================================
Total investment return based on:(1)
   Market value ...................................................   (11.05%)     12.13%       18.09%       4.77%        8.99%
   Net asset value ................................................    (3.62%)      7.21%       15.84%       5.19%        8.55%

Ratios and supplemental data:
   Net assets applicable to capital shares,
     end of year (000 omitted) ....................................  $107,093    $113,598     $112,187    $105,687     $105,843
   Ratio of expenses to average net assets(3) .....................     0.68%       0.69%        0.75%       0.77%        0.75%
   Ratio of expenses to average net assets
     applicable to common shares ..................................     1.08%       1.06%        1.18%       1.23%        1.21%
   Ratio of net investment income to average net assets(3) ........     4.93%       4.61%        4.72%       4.76%        4.68%
   Ratio of net investment income to average net assets
     applicable to common shares(4) ...............................     5.72%       5.08%        5.38%       5.51%        5.18%
   Portfolio turnover .............................................       37%         18%          39%         88%          39%

Leverage analysis:
   Value of preferred shares outstanding (000 omitted) ............   $40,000     $40,000      $40,000     $40,000      $40,000
   Net asset coverage per share of preferred shares, end of year ..  $133,867    $141,998     $140,234    $132,109     $132,304
   Liquidation value per share of preferred shares(5) .............   $50,000     $50,000      $50,000     $50,000      $50,000

------------
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.
(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.
(5)  Excluding any accumulated but unpaid dividends.

                             See accompanying notes

Notes to Financial Statements




March 31, 2000
--------------------------------------------------------------------------------
Voyageur Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund"); Voyageur Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal Fund II"); Voyageur Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal Fund III"); Voyageur Arizona Municipal Income Fund, Inc. ("Arizona Municipal Fund"); Voyageur Florida Insured Municipal Income Fund ("Florida Insured Municipal Fund"); and Voyageur Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal Fund") (each referred to as a "Fund" and collectively as the "Funds") are registered under the Investment Company Act of 1940 ("1940 Act") (as amended) as closed-end management investment companies. The Minnesota Municipal II, Florida Insured Municipal and Arizona Municipal Funds are registered as diversified funds. The Minnesota Municipal, Minnesota Municipal III and Colorado Insured Municipal Funds are registered as non-diversified funds. The Funds' shares trade on the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

Other - Expenses common to all funds are allocated amongst the funds within the Delaware Investments Family of Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund intends to pay monthly dividends from net investment income. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. The expenses paid under the above arrangements are included in their respective expense captions in the Statements of Operations with the corresponding offset shown as "expenses paid indirectly". The amount of these expenses for the year ended March 31, 2000 were:

                                      Minnesota   Minnesota     Minnesota
                                      Municipal   Municipal     Municipal
                                         Fund      Fund II      Fund III
                                      ---------   ----------    ----------
Commission Expenses .................   $1,321      $3,702         $890

                                       Arizona       Florida       Colorado
                                      Municipal      Insured        Insured
                                         Fund    Municipal Fund  Municipal Fund
                                      ---------  --------------  --------------
Commission Expenses .................   $1,550        $1,272         $2,479

--------------------------------------------------------------------------------
2. Investment Management and Transactions with Affiliates
In accordance with the terms of their respective Investment Management Agreements, each Fund pays Delaware Management Company ("DMC"), the Investment Manager, an annual fee of 0.40% of average net assets, which is calculated daily, including assets attributable to any preferred stock that may be outstanding. The Funds have engaged Delaware Services Company, Inc., ("DSC"), an affiliate of DMC, to provide accounting and administration services which are paid on a monthly basis, and subject to certain minimums.

On March 31, 2000, the Funds had payables to affiliates as follows:

                                      Minnesota   Minnesota   Minnesota     Arizona     Florida          Colorado
                                      Municipal   Municipal   Municipal    Municipal    Insured      Insured Municipal
                                        Fund       Fund II     Fund III      Fund    Municipal Fund        Fund
                                     ----------   ---------   ---------    --------- --------------   ----------------
Investment management and
   other expenses payable
   to DMC and affiliates ............. $21,962     $58,180      $21,357     $25,526      $21,366          $63,054
Administration and
   accounting fees and other
   expenses payable to DSC ...........  16,564      20,327       10,826      12,384       12,949           14,580

Certain officers of DMC and DSC are officers, directors, trustees and/or employees of the Funds. These officers, directors, trustees, and employees are not compensated by the Funds.

3. Investments
During the year ended March 31, 2000, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                             Minnesota      Minnesota   Minnesota      Arizona      Florida           Colorado
                              Municipal     Municipal   Municipal     Municipal     Insured           Insured
                                Fund         Fund II    Fund III         Fund     Municipal Fund   Municipal Fund
                             ----------    ----------  -----------    ----------  --------------   --------------
Purchases .................. $6,996,937    $7,240,868   $6,045,946    $27,440,288   $3,011,870       $40,291,620
Sales ......................  6,656,622     6,778,003    6,010,957     27,474,119    3,324,383        40,014,716

At March 31, 2000, the aggregate cost of investments and unrealized appreciation (depreciation) of securities for federal income tax purposes for each Fund were as follows:

                                                       Aggregate       Aggregate          Net           Unrealized
                                                        Cost of        Unrealized     Unrealized       Appreciation/
                                                      Investments     Appreciation   Depreciation     (Depreciation)
                                                     ------------     ------------  -------------     -------------
Minnesota Municipal Fund .......................     $ 54,485,277      $1,940,645   $   (483,405)       $1,457,240
Minnesota Municipal Fund II ....................      156,807,302       2,467,146     (2,317,635)          149,511
Minnesota Municipal Fund III ...................       37,144,586       1,071,243       (720,592)          350,651
Arizona Municipal Fund .........................       65,494,059       1,541,742     (1,173,423)          368,319
Florida Insured Municipal Fund .................       52,580,089       1,288,842        (93,015)        1,195,827
Colorado Insured Municipal Fund ................      106,582,451       1,007,689     (1,948,627)         (940,938)

For federal income tax purposes, as of March 31, 2000, the Funds had capital loss carryforwards expiring in the following years:

                                              2003       2004        2005         2006         2008        Total
                                              ----       ----        ----         ----         ----        -----
Minnesota Municipal Fund I ...........   $        -   $       -   $        -  $        -     $265,111   $ 265,111
Minnesota Municipal Fund II ..........      952,440   1,143,840       89,665     132,129      437,162   2,755,236
Minnesota Municipal Fund III .........      866,889   1,279,495      455,666       6,539       56,856   2,665,445
Arizona Municipal Fund ...............            -           -       47,185           -       66,924     114,109
Florida Insured Municipal Fund .......      212,501     183,099            -           -       98,928     494,528
Colorado Insured Municipal Fund ......            -           -      391,632           -       57,053     448,685

--------------------------------------------------------------------------------
4. Capital Stock
Pursuant to their articles of incorporation, Minnesota Municipal Fund, Minnesota Municipal Fund II, Minnesota Municipal Fund III, Arizona Municipal Fund and Colorado Insured Municipal Fund each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares.

For the years ended March 31, 2000 and March 31, 1999, the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors/Trustees, Minnesota Municipal Fund is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal Fund II, Arizona Municipal Fund and Florida Insured Municipal Fund issued 1,200, 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal Fund III issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged from 3.20% to 3.95% on Minnesota Municipal Fund, from 3.00% to 4.80% on Minnesota Municipal Fund II, from 3.30% to 4.25% on Minnesota Municipal Fund III, from 2.95% to 4.75% on Arizona Municipal Fund, from 3.00% to 4.75% on Florida Insured Municipal Fund and from 3.00% to 4.30% on Colorado Insured Municipal Fund during the year ended March 31, 2000. Salomon Smith Barney, Inc. and Merrill Lynch Pierce, Fenner & Smith Inc. (Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of 0.25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund is not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassification as a closed-end investment company or changes in their fundamental investment restrictions.

5. Market and Credit Risks
The Funds concentrate their investments in securities issued by each specific state's municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

6. Tax Information (Unaudited)
The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of the information.

For the fiscal year ended March 31, 2000, each Fund designates as long term capital gains, ordinary income, and tax-exempt income distributions paid during the year as follows:

                                           Long Term           Ordinary         Tax        Total
                                         Capital Gains          Income         Exempt  Distributions
                                         Distributions       Distributions     Income   (Tax Basis)
                                         --------------      -------------     ------  --------------
Minnesota Municipal Fund I ............         5%                -              95%        100%
Minnesota Municipal Fund II ...........         -                 -             100%        100%
Minnesota Municipal Fund III ..........         -                 -             100%        100%
Arizona Municipal Fund ................         -                 -             100%        100%
Florida Insured Municipal Fund ........         -                 -             100%        100%
Colorado Insured Municipal Fund .......         -                 -             100%        100%

Report of Independent Auditors









--------------------------------------------------------------------------------
To the Shareholders and Board of Directors/Trustees
Voyageur Minnesota Municipal Income Fund, Inc.
Voyageur Minnesota Municipal Income Fund II, Inc.
Voyageur Minnesota Municipal Income Fund III, Inc.
Voyageur Arizona Municipal Income Fund, Inc.
Voyageur Florida Insured Municipal Income Fund
Voyageur Colorado Insured Municipal Income Fund, Inc.

We have audited the accompanying statements of net assets of Voyageur Minnesota Municipal Income Fund, Inc., Voyageur Minnesota Municipal Income Fund II, Inc., Voyageur Minnesota Municipal Income Fund III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, and Voyageur Colorado Insured Municipal Income Fund, Inc. (the "Funds") as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through March 31, 1997 were audited by other auditors whose report dated May 9, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                         /s/ Ernst & Young LLP
                                                         ----------------------
                                                             Ernst & Young LLP

Philadelphia, Pennsylvania
May 5, 2000

Proxy Results (Unaudited)








--------------------------------------------------------------------------------
Shareholders of the Voyageur Minnesota Municipal Income Fund, Inc., Voyageur Minnesota Municipal Income Fund II, Inc., Voyageur Minnesota Municipal Income Fund III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, and Voyageur Colorado Insured Municipal Income Fund, Inc. voted on the following proposals at the annual meeting of shareholders on November 1, 1999, as adjourned. The description of each proposal and number of shares voted are as follows:

                                                                  Common Shareholders                 Preferred Shareholders
                                                         Shares        Shares       Shares       Shares       Shares       Shares
                                                          Voted         Voted        Voted        Voted        Voted        Voted
                                                           For         Against      Abstain        For        Against      Abstain
                                                           ---         -------      -------        ---        -------      -------
1. To elect the Fund's Board of Directors/Trustees:
Voyageur Minnesota Municipal Income Fund, Inc:
   Wayne A. Stork ....................................  2,333,400       5,319            -           -            -           -
   David K. Downes ...................................  2,333,400       5,319            -           -            -           -
   Walter P. Babich ..................................  2,331,537       7,182            -           -            -           -
   John H. Durham ....................................        N/A         N/A          N/A           -            -           -
   Anthony D. Knerr ..................................  2,333,400       5,319            -           -            -           -
   Ann R. Leven ......................................  2,333,557       5,162            -           -            -           -
   Thomas F. Madison .................................        N/A         N/A          N/A         273            -           -
   Charles E. Peck ...................................  2,331,537       7,182            -           -            -           -
   Janet L. Yeomans ..................................        N/A         N/A          N/A         273            -           -

Voyageur Minnesota Municipal Income Fund II, Inc:
   Wayne A. Stork ....................................  6,525,983      24,657            -           -            -           -
   David K. Downes ...................................  6,525,983      24,657            -           -            -           -
   Walter P. Babich ..................................  6,525,779      24,861            -           -            -           -
   John H. Durham ....................................        N/A         N/A          N/A           -            -           -
   Anthony D. Knerr ..................................  6,525,783      24,857            -           -            -           -
   Ann R. Leven ......................................  6,525,237      25,403            -           -            -           -
   Thomas F. Madison .................................        N/A         N/A          N/A       1,157            -           -
   Charles E. Peck ...................................  6,524,579      26,061            -           -            -           -
   Janet L. Yeomans ..................................        N/A         N/A          N/A       1,157            -           -

Voyageur Minnesota Municipal Income Fund III, Inc:
   Wayne A. Stork ....................................  1,654,790      14,938            -           -            -           -
   David K. Downes ...................................  1,654,790      14,938            -           -            -           -
   Walter P. Babich ..................................  1,651,290      18,438            -           -            -           -
   John H. Durham ....................................        N/A         N/A          N/A           -            -           -
   Anthony D. Knerr ..................................  1,654,790      14,938            -           -            -           -
   Ann R. Leven ......................................  1,654,790      14,938            -           -            -           -
   Thomas F. Madison .................................        N/A         N/A          N/A         252            -           -
   Charles E. Peck ...................................  1,651,290      18,438            -           -            -           -
   Janet L. Yeomans ..................................        N/A         N/A          N/A         252            -           -

Voyageur Arizona Municipal Income Fund, Inc:
   Wayne A. Stork ....................................  2,923,839       3,439            -           -            -           -
   David K. Downes ...................................  2,923,839       3,439            -           -            -           -
   Walter P. Babich ..................................  2,923,839       3,439            -           -            -           -
   John H. Durham ....................................        N/A         N/A          N/A           -            -           -
   Anthony D. Knerr ..................................  2,923,839       3,439            -           -            -           -
   Ann R. Leven ......................................  2,922,339       4,939            -           -            -           -
   Thomas F. Madison .................................        N/A         N/A          N/A         448            -           -
   Charles E. Peck ...................................  2,922,139       5,139            -           -            -           -
   Janet L. Yeomans ..................................        N/A         N/A          N/A         448            -           -


--------------------------------------------------------------------------------------------------------------------------------
                                                                 Common Shareholders                 Preferred Shareholders
                                                            Shares        Shares      Shares       Shares      Shares    Shares
                                                             Voted        Voted        Voted        Voted       Voted     Voted
                                                              For        Against      Abstain        For       Against   Abstain
                                                              ---        -------      -------        ---       -------   -------
1. To elect the Fund's Board of Directors/Trustees:
Voyageur Florida Insured Municipal Income Fund:
   Wayne A. Stork ........................................ 2,113,694       8,879            -           -            -        -
   David K. Downes ....................................... 2,113,694       8,879            -           -            -        -
   Walter P. Babich ...................................... 2,111,894      10,679            -           -            -        -
   John H. Durham ........................................       N/A         N/A          N/A           -            -        -
   Anthony D. Knerr ...................................... 2,113,694       8,879            -           -            -        -
   Ann R. Leven .......................................... 2,113,294       9,279            -           -            -        -
   Thomas F. Madison .....................................       N/A         N/A          N/A         400            -        -
   Charles E. Peck ....................................... 2,112,894       9,679            -           -            -        -
   Janet L. Yeomans ......................................       N/A         N/A          N/A         400            -        -

Voyageur Colorado Insured Municipal Income Fund, Inc:
   Wayne A. Stork ........................................ 4,237,498      17,953            -           -            -        -
   David K. Downes ....................................... 4,237,498      17,953            -           -            -        -
   Walter P. Babich ...................................... 4,237,970      17,482            -           -            -        -
   John H. Durham ........................................       N/A         N/A          N/A           -            -        -
   Anthony D. Knerr ...................................... 4,248,646       6,805            -           -            -        -
   Ann R. Leven .......................................... 4,248,646       6,805            -           -            -        -
   Thomas F. Madison .....................................       N/A         N/A          N/A         788            -        -
   Charles E. Peck ....................................... 4,240,310      15,142            -           -            -        -
   Janet L. Yeomans ......................................       N/A         N/A          N/A         788            -        -

2. To ratify the selection of Ernst & Young LLP, as the independent auditors for the Fund.

                                                                                Common Shareholders
                                                                         Shares        Shares       Shares
                                                                          Voted         Voted       Voted
                                                                           For         Against     Abstain
                                                                           ---         -------     -------
Voyageur Minnesota Municipal Income Fund, Inc. .......................  2,320,650       7,139       10,929
Voyageur Minnesota Municipal Income Fund II, Inc. ....................  6,532,773       4,740       13,127
Voyageur Minnesota Municipal Income Fund III, Inc. ...................  1,652,818       2,495       14,416
Voyageur Arizona Municipal Income Fund, Inc. .........................  2,924,745           -        2,533
Voyageur Florida Insured Municipal Income Fund .......................  2,099,763       5,590       17,220
Voyageur Colorado Insured Municipal Income Fund, Inc. ................  4,236,085       2,596       16,771

DELAWARE                                Registrar and Stock Transfer Agent
INVESTMENTS                             Norwest Bank Minnesota, N.A.
-----------                             P.O. Box 64851
                                        St. Paul, MN 55164
                                        1.800.468.9716

                                        For Securities Dealers
                                        1.800.362.7500

                                        For Financial Institutions
                                        Representatives Only
                                        1.800.659.2265

                                        www.delawareinvestments.com

This annual report is for the information of Shareholders of Voyageur Closed-End Municipal Bond Funds. It sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read it carefully before you invest. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

---------------------------------------------------------------------------------------------------------------------------------
BOARD OF DIRECTORS/                         AFFILIATED OFFICERS                           Investment Manager
TRUSTEES                                                                                  Delaware Management Company
                                                                                          Philadelphia, PA
Wayne A. Stork                              Charles E. Haldeman, Jr.
Chairman                                    President and Chief Executive Officer         International Affiliate
Delaware Investments Family of Funds        Delaware Management Holdings, Inc.            Delaware International Advisers Ltd.
Philadelphia, PA                            Philadelphia, PA                              London, England

Walter P. Babich                            Richard J. Flannery                           Principal Office of the Fund
Board Chairman                              Executive Vice President                      1818 Market Street
Citadel Constructors, Inc.                  and General Counsel                           Philadelphia, PA 19103-3682
King of Prussia, PA                         Delaware Investments
                                            Philadelphia, PA                              Independent Auditors
David K. Downes                                                                           Ernst & Young LLP
President and Chief Executive Officer       Bruce D. Barton                               2001 Market Street
Delaware Investments Family of Funds        President and Chief Executive Officer         Philadelphia, PA
Philadelphia, PA                            Delaware Distributors, L.P.
                                            Philadelphia, PA                              Number of Recordholders as of
Anthony D. Knerr                                                                          March 31, 2000
Consultant, Anthony Knerr & Associates
New York, NY                                                                              Minnesota Municipal Income Fund I   436
                                                                                          Minnesota Municipal Income Fund II  735
Ann R. Leven                                                                              Minnesota Municipal Income Fund III 180
Former Treasurer, National Gallery of Art                                                 Arizona Municipal
Washington, DC                                                                               Income Fund                      137
                                                                                          Florida Insured Municipal
Thomas F. Madison                           Thomas F. Madison and Janet L. Yeomans           Income Fund                      252
President and Chief Executive Officer       were elected by the preferred Shareholders    Colorado Insured Municipal
MLM Partners, Inc.                          of the Voyageur Closed-End Municipal             Income Fund                      236
Minneapolis, MN                             Bond Funds.

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(3113)                                                                                                       Printed in the USA
VOY-CEAR [3/00] PPL 5/00                                                                                                 (J5870)